               As filed with Securities and Exchange Commission on

                                January 20, 1999
                                                      Registration No. 33-88082
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------
                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 4
                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             -----------------------

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)
                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)

                              ---------------------

                                 MARIE C. SWIFT
                                     Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH

                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on April 30, 1999 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [X] on April 10, 1999 pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Life Insurance Policies.

                           ZENITH FLEXIBLE LIFE

                          Flexible Premium Adjustable
                        Variable Life Insurance Policies
                                   Issued by

               New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

  This prospectus offers individual flexible premium adjustable variable life insurance policies the ("Policies") issued by New England Life Insurance Company ("NELICO").

  The Policy provides premium flexibility and two types of death benefit guarantees as long as your total premiums paid meet certain minimum requirements and no policy loan is outstanding. (Policies issued in New York offer one death benefit guarantee.)

  You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Under both death benefit options, the minimum death benefit guarantee(s) are available. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

  You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

Back Bay Advisors Bond Income            Morgan Stanley International Magnum
Series                                   Equity Series
Back Bay Advisors Managed Series         MFS Investors Series
Back Bay Advisors Money Market           MFS Research Managers Series
Series
Capital Growth Series                    VARIABLE INSURANCE PRODUCTS FUND
Westpeak Growth and Income Series
Westpeak Stock Index Series              Overseas Portfolio
Loomis Sayles Balanced Series            Equity-Income Portfolio
Loomis Sayles Small Cap Series           High Income Portfolio
Alger Equity Growth Series
Davis Venture Value Series               VARIABLE INSURANCE PRODUCTS FUND II
Goldman Sachs Midcap Value Series
                                         Asset Manager Portfolio

  You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

  You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage.

----------

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. ALSO, NEITHER THE U.S. GOVERNMENT NOR ANY GOVERNMENT AGENCY INSURES OR GUARANTEES YOUR INVESTMENT IN THE POLICIES.

                              APRIL 30, 1999

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
GLOSSARY..................................................................  A-4
INTRODUCTION TO THE POLICIES..............................................  A-5
  The Policies............................................................  A-5
  Availability of the Policy..............................................  A-6
  Policy Charges..........................................................  A-7
  How the Policy Works....................................................  A-9
  Receipt of Communications and Payments at NELICO's Home Office.......... A-10
  NELICO.................................................................. A-10
POLICY VALUES AND BENEFITS................................................ A-11
  Death Benefit........................................................... A-11
  Minimum Guaranteed Death Benefit........................................ A-11
  Death Proceeds Payable.................................................. A-12
  Change in Death Benefit Option.......................................... A-12
  Extending the Maturity Date............................................. A-13
  Cash Value.............................................................. A-13
  Net Investment Experience............................................... A-14
  Allocation of Net Premiums.............................................. A-14
  Amount Provided for Investment under the Policy......................... A-14
  Right to Return the Policy.............................................. A-15
  State Variations........................................................ A-15
CHARGES AND EXPENSES...................................................... A-15
  Deductions from Premiums................................................ A-15
  Surrender Charge........................................................ A-16
  Monthly Deduction from Cash Value....................................... A-18
  Charges Against the Eligible Funds and the Sub-Accounts of the Variable
   Account................................................................ A-20
  Group or Sponsored Arrangements......................................... A-21
PREMIUMS.................................................................. A-21
  Flexible Premiums....................................................... A-21
  Lapse and Reinstatement................................................. A-23
OTHER POLICY FEATURES..................................................... A-23
  Increase in Face Amount................................................. A-23
  Loan Provision.......................................................... A-24
  Surrender............................................................... A-26
  Partial Surrender....................................................... A-26
  Reduction in Face Amount................................................ A-26
  Acceleration of Death Benefit Rider..................................... A-27
  Investment Options...................................................... A-27
  Transfer Option......................................................... A-28
  Substitution of Insured Person.......................................... A-28
  Payment of Proceeds..................................................... A-28
  24 Month Right.......................................................... A-28
  Payment Options......................................................... A-29
  Additional Benefits by Rider............................................ A-30
  Policy Owner and Beneficiary............................................ A-30
THE VARIABLE ACCOUNT...................................................... A-31
  Investments of the Variable Account..................................... A-31
  Investment Objectives................................................... A-32
  Investment Management................................................... A-34
THE FIXED ACCOUNT......................................................... A-34
  General Description..................................................... A-35

                                                                           PAGE
                                                                           ----
  Values and Benefits..................................................... A-35
  Policy Transactions..................................................... A-35
NELICO'S DISTRIBUTION AGREEMENT........................................... A-36
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-36
  Misstatement of Age or Sex.............................................. A-37
  Suicide................................................................. A-37
TAX CONSIDERATIONS........................................................ A-37
  Introduction............................................................ A-37
  Tax Status of the Policy................................................ A-37
  Tax Treatment of Policy Benefits........................................ A-37
  NELICO's Income Taxes................................................... A-39
MANAGEMENT................................................................ A-40
VOTING RIGHTS............................................................. A-42
RIGHTS RESERVED BY NELICO................................................. A-43
TOLL-FREE NUMBERS......................................................... A-43
REPORTS................................................................... A-43
ADVERTISING PRACTICES..................................................... A-44
LEGAL MATTERS............................................................. A-44
REGISTRATION STATEMENT.................................................... A-44
EXPERTS................................................................... A-44
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUE
 AND ACCUMULATED PREMIUMS................................................. A-45
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-54
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-75
APPENDIX D: USES OF LIFE INSURANCE........................................ A-77
APPENDIX E: TAX INFORMATION............................................... A-78
APPENDIX F: TAX LAW AND THE DEATH BENEFIT................................. A-79
FINANCIAL STATEMENTS......................................................  F-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

  EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

  FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

  INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date.

  MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

  NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

  NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period.

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

  TARGET PREMIUM. We use the Target Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. In addition, we currently base the 4% sales charge that applies in a Policy year, as well as sales commissions, on an amount equal to 110% of the Policy's Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. We calculate the annual whole life premium using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges.

  YOU. "You" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

  The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

  --You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

  --You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose between two death benefit options under the Policy. The level option death benefit equals the Policy's face amount. The variable option death benefit equals the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  --Regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  --Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will then terminate. In that case we pay you the Policy's net cash value as of the Maturity Date. (See "Extending the Maturity Date".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New York) without our consent. We currently allow 12 transfers per Policy year in all states. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege and a partial surrender feature are available. (See "Loan
    Provision" and "Partial Surrender".)

  --Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, we believe that loans under the Policy will generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  --During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

  In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

  The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  The Policies are available for insureds from the age of one to 80 on an underwritten basis and from the age of 20 to 70 on an automatic issue basis. (Automatic issue Policies are not available in New Jersey.) We may consent to issue the Policies on insureds below the age of one. All persons must meet our underwriting and other requirements.

  The minimum face amount available is $100,000 unless we consent to a lower amount, but exceptions apply. The minimum face amount available is $50,000 in business situations (situations in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) or for pension plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), in each case where the average face amount is at least $100,000. Policies with a minimum face amount of $50,000 may also be available for juvenile insureds in the state of New Jersey.

POLICY CHARGES

  PREMIUM-BASED CHARGES. We deduct the following charges from premiums:

  --A maximum sales charge of 4%. We currently intend to waive this charge on premiums paid after the first 20 Policy years. In addition, we currently intend to deduct this charge in any Policy year only until you have paid an amount equal to 110% of a Target Premium, plus a portion of certain rider premiums, in that Policy year. Premium payments during a Policy year above that amount will not incur the sales charge. A 3% sales charge will apply to larger Policies and to Policies sold in certain business situations or to certain tax-qualified pension plans;

  --A state premium tax charge of 2.5%;

  --A charge for federal taxes of 1%.

  SURRENDER CHARGE. The Surrender Charge includes:

  --A deferred sales charge. This charge applies to a lapse, total or partial surrender or face amount reduction during the first 11 Policy years. For Policies covering insureds whose issue age is 55 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through five. The maximum Deferred Sales Charge in those years equals 45% of one Target Premium plus 13.5% of a second Target Premium and 13.5% of a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. If you lapse or surrender the Policy, or reduce its face amount, in the first two Policy years, the maximum Deferred Sales Charge in the first Policy year will be 25% of one Target Premium and in the second Policy year will be 25% of one Target Premium plus 5% of a second Target Premium. The charge may be less if the issue age is above 55.

  --A deferred administrative charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during the first 11 Policy years. This charge is $2.50 per $1,000 of face amount for the first Policy year, and then reduces monthly until it reaches 0 at the end of the 11th Policy year. The charge will be less if the issue age is greater than 65.

  We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

  MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

  --Monthly charge for the cost of insurance and for any benefits provided by rider;

  --Monthly administrative charge, currently equal to $0.06 per $1,000 of face amount for the first Policy year and $0.02 per $1,000 thereafter (guaranteed not to exceed $0.08 per $1,000 of face amount in the first Policy year and $0.04 per $1,000 thereafter). On a current basis, we intend not to charge more than $40 per month for the monthly administrative charge after the first Policy year. For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans the monthly administrative charge for the first Policy year currently equals $0.05 per $1,000 of face amount rather than $0.06;

  --Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  --Monthly policy fee, currently equal to $4.50 per month (guaranteed not to exceed $7.00 per month).

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  --Daily charge against the Sub-Account assets for our mortality and expense risk, currently equal to an annual rate of .75% (guaranteed not to exceed .90%);

  --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  Currently, we do not charge the Variable Account for any federal income taxes. We may, however, impose such a charge in the future.

  See "Charges and Expenses".

                              HOW THE POLICY WORKS

Premium Payments
 .    Flexible
 .    Planned premium options
     -Minimum premium (in first three Policy years)
     -Guaranteed Death Benefit B Premium (to age 80)
     -Guaranteed Death Benefit A Premium (to age 100)(not available under
      Policies issued in New York)

Charges from Premium Payments
 .    Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans). We intend to waive after 20 policy yrs. We also intend to waive for premiums in a Policy year above 110% of Target Premium (plus a portion of certain rider premiums)
 .    State Premium Tax Charge: 2.5%
 .    Charge for Federal Taxes: 1%

Loans
 .    After the free look period, you may borrow a portion of your cash value
 .    Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible
     Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.25% interest after 15 Policy years.)
Retirement Benefits
 .    Fixed settlement options are available for policy proceeds

Cash Values
 .    Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the Zenith Money Market Sub-Account)
 .    The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 .    We do not guarantee the cash value invested in the Eligible Funds
 .    Any earnings you accumulate are generally free of any current income taxes
 .    You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed
     Account) up to 12 times per policy year, after the free look period. We limit the timing, frequency and amount of transfers from (and in some cases
     to) the Fixed Account
 .    You may allocate your cash value among a maximum of ten accounts at any one time

Death Benefit
 .    Level or Variable Death Benefit Options
 .    Guaranteed not to be less than face amount (less any loan balance) if Death
     Benefit Guarantee is in effect
 .    Income tax free to named beneficiary

Daily Deductions from Assets
 .    Mortality and expense risk charges of .75% (guaranteed not to exceed .90%)
     on an annual basis are deducted from the cash value
 .    Investment advisory fees and other expenses are deducted from the Eligible
     Fund values

Beginning of Month Charges
 .    We deduct the cost of insurance protection (reflecting any substandard risk or automatic issue rating) from the cash value each month
 .    Any Rider Charges
 .    Policy Fee: $4.50 (not to exceed $7.00) per month
 .    Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly
 .    Administrative Charge: $.06 (guaranteed not to exceed $.08) per $1000 face amount monthly (first year) and $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly (after first year). For certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $.05 per $1,000 in first year.
Surrender Charges
 .    Consist of Deferred Sales Charge and Deferred Administrative Charge (see
     page A-16)

Living Benefits
 .    If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.
 .    You may surrender the Policy at any time for its cash surrender value
 .    Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 .    Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 .    Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

Receipt of Communications and Payments at NELICO's Home Office

  We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                                     NELICO
(Insurance company subsidiary of MetLife)

We deduct charges.
We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.
VARIABLE ACCOUNT
Premiums and Unscheduled Payments
Fixed Account
Zenith Capital Growth Sub-Account
Zenith Bond Income Sub-Account
Zenith Money Market Sub-Account
Zenith Managed Sub-Account
Zenith Stock Index Sub-Account
Zenith Growth and Income Sub-Account
Zenith Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Equity Growth Sub-Account
Zenith Venture Value Sub-Account
Zenith Midcap Value Sub-Account
Zenith International Magnum Equity Sub-Account
Zenith Investors Sub-Account
Zenith Research Managers Sub-Account
Equity-Income Sub-Account
Overseas Sub-Account
High Income Sub-Account
Asset Manager Sub-Account
Sub-accounts buy shares of the Eligible Funds
NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Loomis Sayls Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Goldman Sachs Midcap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series

VIP FUND
Equity Income Portfolio
Overseas Portfolio
High Income Portfolio
VIP FUND II
Asset Manager Portfolio
Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  If the insured dies before the Maturity Date, we pay a death benefit to the beneficiary.

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose between two death benefit options.

  The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix F.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

MINIMUM GUARANTEED DEATH BENEFIT

  The Policy provides two Minimum Guaranteed Death Benefits. (One of these, Minimum Guaranteed Death Benefit A, is not available under Policies issued in New York.) We determine whether a Minimum Guaranteed Death Benefit is in effect on the first day of each Policy month. If a Minimum Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

  Generally, if you pay the required premium for a Minimum Guaranteed Death Benefit each year, that Minimum Guaranteed Death Benefit will apply to your Policy. The Guaranteed Death Benefit A and Guaranteed Death Benefit B premiums are shown in Section 1 of your Policy and also appear in your personalized illustration. If you do not pay one of these premiums in a Policy year, or if you make certain Policy transactions, you could lose the Minimum Guaranteed Death Benefit on a temporary or permanent basis.

  --LOANS. No Minimum Guaranteed Death Benefit applies to your Policy while a
    Policy loan is outstanding. However, if the total premiums you have paid, adjusted for interest and any partial surrenders, are sufficient, the applicable Minimum Guaranteed Death Benefit will apply to the Policy once the loan is repaid. (Under Policies issued in New Jersey, a Minimum Guaranteed Death Benefit may apply while a Policy loan is outstanding.)

  --OTHER POLICY TRANSACTIONS. In addition, if you reduce the Policy's face amount or make a partial surrender which reduces the face amount, or reduce or delete a rider benefit from your Policy, or if your Policy's rating classification is improved, you may lose the death benefit guarantee. Whether a guarantee still applies depends on the total premiums you have paid and the amount you have withdrawn from the Policy by partial surrenders. We recalculate the minimum death benefit premiums shown in
    Section 1 of your Policy following these transactions and also following an increase in rider coverage. (See "Premiums" below.) Federal tax law limits the amount of premiums that you can pay into the Policy. If, after one of these transactions, the Federal tax law limits the minimum death benefit premium for your Policy to an amount less than zero, your Policy will lose its death benefit guarantee permanently.

  --SKIPPING A PREMIUM. If you do not pay a minimum death benefit premium in a Policy year, a Minimum Guaranteed Death Benefit may still apply to your Policy, depending on the total premiums paid and partial surrenders made. However, if you lose a death benefit guarantee because of insufficient premium payments, Federal tax law limits may prevent you from paying enough premiums in future Policy years to regain the guarantee. Although you may be able to regain the Guaranteed Minimum Death Benefit B, it is unlikely that you will be able to regain the Guaranteed Minimum Death Benefit A. (See "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B" below for more information.)

  MINIMUM GUARANTEED DEATH BENEFIT A. We determine if Minimum Guaranteed Death Benefit A is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date (age 100 of the insured). This Benefit is in effect if the total of:

    (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus

    (2) premiums paid less partial surrenders in the current Policy year, is at least equal to:

    (3) the amount shown in the Table of Guaranteed Death Benefit A Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit A Premium for each Policy month of the current Policy year, up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan.

  (Under Policies issued in New Jersey the guarantee may apply while a loan is outstanding. For those Policies, we subtract the amount of the loan plus accrued interest from premiums paid in the current Policy year when we apply this test.) For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

  The Table of Guaranteed Death Benefit A Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit A Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  The Minimum Guaranteed Death Benefit A is not available under Policies issued in New York.

  MINIMUM GUARANTEED DEATH BENEFIT B. We determine if Minimum Guaranteed Death Benefit B is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the insured reaches age 80, or 20 years from the Policy Date, but no later than the Maturity Date of the Policy (age 100 of the insured). This Benefit is in effect if the total of:

    (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus

    (2) premiums paid less partial surrenders in the current Policy year, is at least equal to:

    (3) the amount shown in the Table of Guaranteed Death Benefit B Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit B Premium for each Policy month of the current Policy year, up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan.

  (Under Policies issued in New Jersey the guarantee may apply while a loan is outstanding. For those Policies, we subtract the amount of the loan plus accrued interest from premiums paid in the current Policy year when we apply this test.) For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

  The Table of Guaranteed Death Benefit B Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit B Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  Under Policies issued in New York, we call the Minimum Guaranteed Death Benefit B the "No Lapse Guarantee Death Benefit".

DEATH PROCEEDS PAYABLE

  The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date and by any unpaid Monthly Deduction for the period before that date. We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of death, unless we already included this amount in the death benefit calculation because of Federal tax law requirements (see "Death Benefit Options" above and Appendix
F).

  We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  After the first Policy year, you may change your death benefit option by written request to our Home Office. The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

  If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $250,000 requires our consent; however, special rules apply for some business situations. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. There is no Surrender Charge for a face amount reduction or partial surrender on a change from Option 1 to Option 2.

  If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

EXTENDING THE MATURITY DATE

  If approved in your state, we will issue or amend your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the insured's death. On and after the original Maturity Date, the death benefit generally equals the cash value on the date of death. There is an exception if, on the original Maturity Date, your premiums paid (with interest at 4%), less partial surrenders (with interest at 4%) are at least equal to the "Age 100 Amount" shown in the Policy. In this case, the death benefit on and after the original Maturity Date equals the greater of (1) the cash value on the date of death and (2) the Policy face amount. We base the Age 100 Amount on the Guaranteed Death Benefit B Premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the insured). Certain Policy transactions--reductions in face amount, reduction or deletion of a rider benefit, or improvement in rating class--could prevent you from paying sufficient premiums to reach the Age 100 Amount.

  Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

  The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

CASH VALUE

  Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  --net premium payments

  --the net investment experience of the Policy's sub-accounts

  --interest credited to cash value in the Fixed Account

  --interest credited to amounts held in the general account for a Policy loan

  --the death benefit option you choose

  --Policy charges

  --partial surrenders

  --transfers among the sub-accounts and Fixed Account

  --the premium payment schedule (annual vs. quarterly, for example) you choose

  We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision", "Surrender Charge", and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Sub-Accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each Sub-Account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A Sub-Account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account (currently only the mortality and expense risk charge) for that period.

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

  We credit the first net premium with net investment experience equal to that of the Zenith Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the Sub-Accounts and/or the Fixed Account as you choose. Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. You can allocate to a maximum of ten accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency.)

  PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

  If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). These provisions vary in some states.

  If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made plus interest at the rate we currently use.

  PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate on the net Minimum Premium for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)

  BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

Right to Return the Policy

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law) with interest at the rate we currently use.

State Variations

  Certain Policy features, such as the "Right to Return the Policy", may vary by state. You should read the Policy carefully for any variations in your state.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses.

Deductions from Premiums

  We deduct a 4% sales charge from premiums. We currently intend to waive the charge:

  --on all premiums after the 20th Policy year

  --on premiums paid in a Policy year that are in excess of 110% of a Target
    Premium, plus a portion of certain rider premiums.

  For these purposes, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

  We have the right not to waive the charge or to resume the charge in either situation. The "target premium" amount that appears on personalized illustrations of the Policy is equal to 110% of the Target Premium, plus a portion of certain rider premiums.

  The sales charge is 3% rather than 4% for:

  --Policies used in a business situation (defined in "Availability of the Policy") or a tax-qualified pension plan where either (1) the average face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000.

  --All other Policies with a face amount of at least $500,000.

  The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium, we use the nonsmoker aggregate or nonsmoker substandard classes for all nonsmokers. See "Monthly Charges for the Cost of Insurance" below.)

  During the first 11 Policy years (less for older insureds), if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)

  We may reduce sales charges for Policies sold to some group or sponsored arrangements. We offer a program under which you may exchange certain fixed-benefit life insurance policies that New England Mutual issued for the Policies without a deduction for the sales charge, state premium tax and federal premium tax charges (see below) from the amount of cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of the program.

  State Premium Tax Charge. We deduct 2.5% from each premium for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  Federal Premium Tax Charge. We deduct 1% from each premium for our federal income tax liability related to premiums.

   Example: The following chart shows the net amount that we would allocate to the Variable Account assuming a premium payment of $3,000 and that 110% of the Policy's Target Premium equals $2,000.

             Net
   Premium Premium
   ------- -------
   $3,000  $2,000
            - 150  (7.5% X 2,000 = total sales and premium tax charge up to
                   110% of the Target Premium)
           ------
           $1,850
           $1,000
             - 35  (3.5% X 1,000 = total sales and premium tax charge on payments in excess of 110% of
           ------
           $  965  the Target Premium)
           $1,850
            + 965
           ------
           $2,815  Net Premium
           ------

   We intend to waive the 4% sales charge on premiums paid after the 20th Policy year. In that case, the net premium in this example would be $3,000 -
  105 (3.5% X 3,000) or $2,895.

Surrender Charge

  If, during the first eleven policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 80, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

  Deferred Sales Charge. We base the Deferred Sales Charge on a percentage of the Target Premium.

  For Policies which cover insureds whose issue age is 55 or less at issue, the greatest Deferred Sales Charge applies if you lapse or surrender, or reduce the face amount, in Policy years three through five. The Deferred Sales Charge in these years equals 45% of actual premiums paid up to one Target Premium, plus 13.5% of additional premiums paid in excess of one Target Premium up to a second Target Premium, plus 13.5% of additional premiums paid in excess of two Target Premiums up to a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year.

  The Deferred Sales Charge that applies during the first Policy year is equal to 25% of premiums paid up to one Target Premium. The Deferred Sales Charge during the second Policy year is equal to 25% of premiums paid up to one Target Premium plus 5% of additional premiums paid up to a second Target Premium. As described above, after the second Policy year, the maximum Deferred Sales Charge increases substantially.

  For these purposes, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

  The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue, and assumes that one Target Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of total Target Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                    THE MAXIMUM DEFERRED
                                                SALES CHARGE IS THE FOLLOWING
                                                 PERCENTAGE OF TOTAL TARGET
                         FOR POLICIES WHICH ARE   PREMIUMS PAID TO DATE OF
                         SURRENDERED, LAPSED OR     SURRENDER, LAPSE, OR
                             REDUCED DURING         FACE AMOUNT REDUCTION
                         ---------------------- -----------------------------
   Entire Policy Year               3                       24.00%
                                    4                       18.00%
                                    5                       14.40%
   Last Month of Policy
    Years                           6                       10.00%
                                    7                        6.86%
                                    8                        4.50%
                                    9                        2.67%
                                   10                        1.20%
                                   11                        0.00%

  For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years three through five for insureds with an issue age up through 65, in Policy years two through four for insureds with an issue age from 66 through 75, and in Policy year two for insureds with an issue age above 75.

  In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

  DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.

                               FOR POLICIES WHICH ARE
                                SURRENDERED, LAPSED   DEFERRED ADMINISTRATIVE
                               OR REDUCED DURING THE   CHARGE PER $1,000 OF
                                 POLICY YEAR SHOWN          FACE AMOUNT
                               ---------------------- -----------------------
   Entire Policy year                     1                    $2.50
   Last Month of Policy Year*             2                     2.25
                                          3                     2.00
                                          4                     1.75
                                          5                     1.50
                                          6                     1.25
                                          7                     1.00
                                          8                     0.75
                                          9                     0.50
                                         10                     0.25
                                         11                     0.00

--------
* The charge declines monthly after the end of the first Policy year.

  For insureds whose issue age is above 65 at issue, the Deferred
Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

  On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

  --If you have a Minimum Death Benefit Guarantee or the three year Minimum
    Premium is in effect, we make the Monthly Deduction each month unless the cash value equals zero.

  --If you do not have a Minimum Death Benefit Guarantee and the three year
    Minimum Premium is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

  The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

  The Monthly Deduction includes the following charges:

  POLICY FEE. The Policy fee is currently equal to $4.50 per month (guaranteed not to exceed $7.00 per month).

  ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.06 per $1,000 of Policy face amount in the first Policy year and $0.02 per $1,000 of Policy face amount thereafter (guaranteed not to exceed $0.08 per $1,000 of face amount in the first Policy year and $0.04 per $1,000 of face amount thereafter).

  Currently we intend not to charge more than $40 per month for the Administrative Charge after the first Policy year. This means that after the first year the charge will not apply to the portion of a Policy's face amount above $2 million.

  The Administrative Charge is currently $0.05 per $1,000 of face amount rather than $0.06 for:

  --Policies used in a business situation (defined in "Availability of the Policy") or a tax-qualified pension plan, where either (1) the average face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000.

  --All other Policies with a face amount of at least $500,000.

  MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. (See "Minimum Guaranteed Death Benefit".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  The guaranteed cost of insurance rates for a Policy depend on the insured's

  --underwriting class

  --age on the first day of the Policy year

  --sex (if the Policy is sex-based).

  The current cost of insurance rates will also depend on

  --the insured's age at issue

  --the Policy year

  --the face amount (for Policies not sold in a business situation or to a tax-qualified pension plan)

  --the average face amount sold to the group and possibly the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

  We guarantee that the rates will not be higher than rates based on

  --the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"), for non-juvenile insureds (age 20 and above at issue)

  --the 1980 Commissioners Standard Ordinary Mortality Tables, for juvenile insureds.

  The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

  The underwriting classes we use are

  --for non-juvenile insureds: smoker standard, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard and automatic issue

  --for juvenile insureds: standard and substandard.

  Substandard and automatic issue ratings result in a higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables.

  The three standard nonsmoker classes are available as follows:

  --nonsmoker preferred and nonsmoker standard, for Policies with face amounts of $250,000 or more where the issue age is 20 through 75

  --nonsmoker aggregate, for Policies with face amounts below $250,000 and for all Policies where the issue age is above 75.

  Of the three standard nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker standard class generally offers the least favorable current cost of insurance rates.

  Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates will be lower for a particular insured if:

  --For a Policy not used in a business situation or in a tax-qualified pension plan, the Policy face amount is at least $500,000.

  --For a Policy used in a business situation or in a tax-qualified pension plan, either (1) the average face amount is at least $500,000, or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000.

  We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, we deduct an additional insurance charge from an automatic issue Policy's cash value. The additional charge varies based on the issue age of the insured. For some group or sponsored arrangements, it may also vary based on the size of the group, the total premium for the group, and certain characteristics of the group members. The total guaranteed maximum monthly cost of insurance charges, including the additional charge for automatic issue status, exceed charges based on 100% of the 1980 CSO Tables.

  The underlying cost of insurance rates for automatic issue Policies vary based on whether the insured is a smoker or nonsmoker, and the preferred nonsmoker class is not available. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group or sponsored arrangement have certain characteristics, the

Policies are issued on at least 25 lives, the face amount of each Policy is at least $100,000 and the average face amount is at least $250,000.

  Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis. The preferred nonsmoker class is not available for these Policies.

  CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. We charge the Sub-Accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .75% of the Sub-Accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

  CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1998, after any applicable expense cap or expense deferral arrangement:

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND    SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME   CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES
                         ------- -------- -------- -------- -------- -------- ------
Management Fee..........   .63%    .40%     .35%     .50%     .25%     .70%    1.00%
Other Expenses..........   .04%    .12%     .10%     .11%     .15%     .12%     --
                           ---     ---      ---      ---      ---      ---     ----
  Total Series Operating
   Expenses.............   .67%    .52%     .45%     .61%     .40%     .82%    1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                         GOLDMAN             MORGAN
                          SACHS   LOOMIS     STANLEY     DAVIS  ALGER              MFS
                         MIDCAP   SAYLES  INTERNATIONAL VENTURE EQUITY    MFS    RESEARCH
                          VALUE  BALANCED    MAGNUM      VALUE  GROWTH INVESTORS MANAGERS
                         SERIES   SERIES  EQUITY SERIES SERIES  SERIES  SERIES    SERIES
                         ------- -------- ------------- ------- ------ --------- --------
Management Fee..........   .75%    .70%        .90%       .75%   .75%     .75%     .75%
Other Expenses..........   .15%    .15%        .40%       .15%   .12%     .15%     .15%
                           ---     ---        ----        ---    ---      ---      ---
  Total Series Operating
   Expenses.............   .90%    .85%       1.30%       .90%   .87%     .90%     .90%

  Our affiliate, TNE Advisers, Inc., advises the series of the Zenith Fund except for the Capital Growth Series. TNE Advisers voluntarily limits the expenses of these series with either an expense cap or expense deferral arrangement, as shown in the chart above. Under the expense cap, TNE Advisers bears expenses of a series (other than the management fee) that exceed 0.15% of average daily net assets (in the case of the Loomis Sayles Small Cap Series, expenses that exceed 1.00% of average daily net assets). Under the expense deferral, TNE Advisers bears expenses of a series (other than the management fee) that exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year (no more than two fiscal years later) if actual expenses of the series are below the limit. TNE Advisers may end these expense limits at any time.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company ("FMR"). The Portfolios of the VIP Fund and VIP Fund II pay investment management fees to FMR and also bear other expenses. For the year ended December 31, 1998, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                 MANAGEMENT  OTHER  TOTAL ANNUAL
PORTFOLIO                                           FEES    EXPENSE   EXPENSES
---------                                        ---------- ------- ------------
Equity-Income...................................    .50%      .08%      .58%*
Overseas........................................    .75%      .17%      .92%*
High Income.....................................    .59%      .12%      .71%
Asset Manager...................................    .55%      .10%      .65%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for Equity-Income Portfolio, .90% for Overseas Portfolio and .64% for Asset Manager Portfolio.

  Affiliates of FMR compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. This compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue.

GROUP OR SPONSORED ARRANGEMENTS

  We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

  We may waive or reduce any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the reductions and our eligibility rules may vary from time to time. In general, they reflect cost savings we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These waivers or reductions of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types.

  The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

  You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us. However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

  You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or New England Cash Management Trust account. (This is known as the Master Service Account arrangement.)

  Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".) You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

  We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  We treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, third as repayment of a Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, we treat a payment as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, we treat it first as repayment of Policy loan interest due, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

  If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

   Three types of premium payment levels can protect your Policy against lapse (1) for the first three Policy years, (2) until age 80 of the insured, and (3) until age 100 of the insured. (The guarantee to age 100 is not available under Policies issued in New York.)

   First three Policy years--In general, if you pay the three year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved. We base the Minimum Premium amount (shown in your Policy) on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

   To Maturity (age 100 of the insured)--Payment of the Guaranteed Death Benefit A premium can guarantee that the Policy will stay in force until age 100 of the insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". We base this guaranteed minimum death benefit premium on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the death benefit option chosen, the guaranteed level of cost of insurance charges, the current level of other Policy charges and any rider benefit selected. We recalculate this premium following the same Policy transactions described above for a recalculation of the three-year Minimum Premium amount. This Guaranteed Death Benefit A premium does not apply under Policies issued in New York.

   To age 80 of the insured--Payment of the Guaranteed Death Benefit B premium can guarantee that the Policy will stay in force until the later of age 80 of the insured, or 20 years after issue, but no later than the Maturity Date of the Policy (age 100 of the insured). Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the Guaranteed Death Benefit A premium. We base this premium on factors similar to the Guaranteed Death Benefit A premium, but we use the guaranteed level of both cost of insurance and other Policy charges for coverage to that age. We recalculate the Guaranteed Death Benefit B premium following the same Policy transactions described above for a recalculation of the three-year Minimum Premium amount.

   Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the fourth Policy year. In addition, under Policies issued in New Jersey, if at the end of the period for Minimum Guaranteed Death Benefit B you have met the requirements for that guarantee, the guarantee will continue to apply during the next Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for that Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for the year, then the amount needed to preserve the death benefit guarantee for an extra Policy year will change accordingly.

LAPSE AND REINSTATEMENT

  LAPSE. Unless your Policy is protected by a guaranteed death benefit or minimum premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the least of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit Minimum Guaranteed Death Benefit A to be in effect; a premium large enough to permit Minimum Guaranteed Death Benefit B to be in effect; and a premium large enough to permit the three-year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

  REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

  If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured), we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

  The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Under Increase Policies, we generally waive the monthly Policy Fee; and we usually base the monthly administrative charge on the Policy year of the initial Policy. Otherwise, an Increase Policy is subject to the same terms and conditions as any other Policy except that the minimum required face amount for an Increase Policy is $10,000, and you may reduce the face amount of the Increase Policy to below $10,000.

  We may in the future administer face amount increases as increases in the face amount of the initial Policy. A maximum Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will apply to each increase when it takes effect. Certain terms and conditions will apply to increases in face amount, as outlined in the Policy. A separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. The Policy's sales charge and Surrender Charge scales will apply separately to each face amount segment, starting with the effective date of the face amount segment. Monthly Deductions (including cost of insurance charges) will be based on the increase in coverage and will reflect, in whole or in part, any change in risk classification of the insured, according to our rules. (See "Charges and Expenses".)

  When increases in the face amount of the initial Policy are available, we will give Policy Owners who have purchased Increase Policies an opportunity to consolidate coverage under initial and Increase Policies. The Face Amount Increase Administrative Charge will not apply to the consolidation. Consolidation of coverage may raise issues under federal tax law. You should consult a tax advisor before requesting a consolidation.

  For Policies issued in some business situations on an automatic issue basis, we may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We determine limits on the annual and/or total amount of face increases per Policy that we will permit on an automatic issue basis at issue. Increases over this limit will require underwriting. The Salary Refresh program is not available for Policies with the Option 2 death benefit.

  We may also offer the Salary Refresh program for Policies issued on an underwritten basis in some business situations. Any Salary Refresh face amount increases under these Policies are underwritten in connection with the application for the initial face amount of the Policies, and are subject to limits that we determine at that time.

  The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

Loan Provision

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

  The Policy's loan value equals:

  (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

  (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

  (iii) loan interest to the next loan interest due date.

  The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.

   Example: Using the Policy illustrated on page A-46 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.41%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and
 (ii) a quarterly premium payment schedule:

                                                              Annual  Quarterly
                                                              ------- ---------
   (1)Cash Value after Premium Payment on 10th Policy Anni-
    versary.................................................. $43,199  $40,842
   (2)Cash Value Projected at a Constant Annual Rate of Re-
    turn of 4% to the
     (a)11th Policy Anniversary..............................  44,248
     (b)Next Planned Premium Due Date........................           41,062
   (3)90% of Amount Calculated in (2)........................  39,823   36,956
   (4)Amount Calculated in (3), Reduced by the Applicable
    Surrender Charge.........................................  39,558   36,691
   (5)Amount Calculated in (4), Reduced by Loan Interest to
    the Next Interest Due Date...............................  37,496   34,778

  A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each.

  The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years and 5.25% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy's Sub-Accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefit".)

  If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

  Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the net cash value by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which we base any future Surrender Charges (and, currently, the sales charge deducted from premiums). A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

  We limit partial surrenders in any one Policy year, except with our consent, to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year, if there is sufficient available loan value. (In some business situations or for some tax-qualified pension plans we may permit you to withdraw a higher percentage of the net cash value.)

  We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

  You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit. See "Minimum Guaranteed Death Benefit".

  A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

  A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract". If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.)

  If you decrease the face amount of your Policy, we also decrease the Target Premium, on which we base any future Surrender Charges (and, currently, the sales charge deducted from premiums). We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

  A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, we will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent; special rules apply in business situations.

  A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law. This could terminate your Policy's Minimum Guaranteed Death Benefit. (See "Minimum Guaranteed Death Benefit".)

  A face amount reduction takes effect as of the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

  A reduction in the face amount of a Policy that causes a death benefit reduction may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  We may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This benefit will be available where certain special needs exist, as described briefly below. Your right to exercise the rider will be subject to certain conditions.

  WE WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF: (1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) WE BELIEVE THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) WE BELIEVE THAT THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

  We expect that payment of the rider benefit will be available if the insured is diagnosed as terminally ill, as defined in the rider. The benefit may be subject to discounting and charges. Payment will be subject to evidence satisfactory to us.

  See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

  You can allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than 10 accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each Sub-Account selected in whole percentages; currently we will permit you to allocate any whole percentage to a Sub-Account. You can allocate your Policy's cash value among no more than 10 accounts (including the Fixed Account) at any one time.

  You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, the Policy provides that you may transfer your Policy's cash value between Sub-Accounts up to four times in a Policy year (twelve times per policy year for Policies issued in New York) without our consent. We currently allow 12 Sub-Account transfers per policy year under all Policies. We do not count transfers out of the Fixed Account against this limit. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

  You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We automatically permit requests for transfers (up to our current limit per Policy year) or reallocations by telephone. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial surrender of cash value. (No Surrender Charge will apply.)

  Your registered representative can provide current information on the availability of the rider. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  We ordinarily pay any net cash value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-
Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

  We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

  The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at State Street Bank & Trust Company at the time for payment. The Access Plus account gives convenient access to the proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street.

  Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH RIGHT

  GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us. Increase Policies have the same 24 Month Right.

  You may exercise this privilege only once within 24 months after issue. Transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

  The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Month Right.

  FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have, at your option, either the same death benefit or the same net amount at risk as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

  Contact us or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

  GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, we offer the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval.) Contact us or your registered representative for more information about this feature.

PAYMENT OPTIONS

  We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

  (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

  You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  You can add additional benefits to the Policy by rider , subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

  LEVEL TERM INSURANCE, which provides term insurance.

  WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

  TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

  CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

  Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

  The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

  A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

Investments of the Variable Account

  The Variable Account currently has 18 Sub-Accounts. Each invests in an Eligible Fund. The Sub-Accounts and the Eligible Funds are:

  --The Zenith Money Market Sub-Account, which invests in the Back Bay
    Advisors Money Market Series of the Zenith Fund

  --The Zenith Bond Income Sub-Account, which invests in the Back Bay Advisors
    Bond Income Series of the Zenith Fund

  --The Zenith Capital Growth Sub-Account, which invests in the Capital Growth
    Series of the Zenith Fund

  --The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
    Index Series of the Zenith Fund

  --The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
    Managed Series of the Zenith Fund

  --The Zenith Growth and Income Sub-Account, which invests in the Westpeak
    Growth and Income Series of the Zenith Fund

  --The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles Small
    Cap Series of the Zenith Fund

  --The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
    Balanced Series of the Zenith Fund

  --The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
    Growth Series of the Zenith Fund

  --The Zenith Venture Value Sub-Account, which invests in the Davis Venture
    Value Series of the Zenith Fund

  --The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
    Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  --The Zenith International Magnum Equity Sub-Account, which invests in the
    Morgan Stanley International Magnum Equity Series of the Zenith Fund

  --The Zenith Investors Sub-Account, which invests in the MFS Investors
    Series of the Zenith Fund

  --The Zenith Research Managers Sub-Account, which invests in the MFS
    Research Managers Series of the Zenith Fund

  --The Equity-Income Sub-Account, which invests in the Equity-Income
    Portfolio of the VIP Fund

  --The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  --The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  --The Asset Manager Sub-Account, which invests in the Asset Manager
    Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund is an investment vehicle for separate investment accounts of NELICO and of other life insurance companies.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

  The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

INVESTMENT OBJECTIVES

  The investment objectives of the Eligible Funds are described briefly below. These objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation. The Series invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment.

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Normally, the Series will invest at least 65% of its assets in companies with market capitalization in the range of the market capitalization of those companies which make up the Russell 2000 index at the time of investment.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in international equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the series' sub-adviser. Under normal circumstances at least 65% of the total assets of the series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The Zenith MFS Investors Series' investment objectives are to provide reasonable current income and long-term growth of capital and income. Under normal market conditions, the Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income.

  The Zenith Research Managers Series' investment objective is to provide long-term growth of capital and future income. The Series' policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. The portfolio securities of the Series are selected by a committee of investment research analysts.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

INVESTMENT MANAGEMENT

  The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

   SERIES                   ADVISER                            SUB-ADVISER
   ------                   -------                            -----------
Capital        Capital Growth Management Limited
 Growth         Partnership ("CGM")*
Back Bay
 Advisors
 Money Market  TNE Advisers, Inc.                Back Bay Advisors, L.P.*
Back Bay
 Advisors
 Bond Income   TNE Advisers, Inc.                Back Bay Advisors, L.P.*
Back Bay
 Advisors
 Managed       TNE Advisers, Inc.                Back Bay Advisors, L.P.*
Westpeak
 Stock Index   TNE Advisers, Inc.                Westpeak Investment Advisors, L.P.*
Westpeak
 Growth and
 Income        TNE Advisers, Inc.                Westpeak Investment Advisors, L.P.*
Loomis Sayles
 Small Cap     TNE Advisers, Inc.                Loomis, Sayles & Company, L.P.*
Loomis Sayles
 Balanced      TNE Advisers, Inc.                Loomis, Sayles & Company, L.P.*
Morgan         TNE Advisers, Inc.                Morgan Stanley Dean Witter Investment
 Stanley                                          Management Inc.
 International
 Magnum
 Equity
Goldman Sachs
 Midcap Value  TNE Advisers, Inc.                Goldman Sachs Asset Management
Davis Venture
 Value         TNE Advisers, Inc.                Davis Selected Advisers, L.P.**
Alger Equity
 Growth        TNE Advisers, Inc.                Fred Alger Management, Inc.
MFS Investors  TNE Advisers, Inc.                Massachusetts Financial Services Company
MFS Research
 Managers      TNE Advisers, Inc.                Massachusetts Financial Services Company

--------
 * An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management (formerly Morgan Stanley Asset Management) became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  FMR is the investment adviser for the VIP Fund and VIP Fund II. For more information regarding the Equity-Income, Overseas, High Income and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

  THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

  You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

  Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

  We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The Fixed Account effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

  Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

  Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

  TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT ONLY IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

  THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. The total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account may not exceed four in one Policy year without our consent. We currently allow 12 transfers per Policy year. We do not count transfers out of the Fixed Account against this limit.

  Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest of at least 4% per year, which we credit annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, we take partial surrenders only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

  We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of 110% of the Target Premium (plus any additional portion of a premium which we attribute to certain riders for commission paying purposes) paid in the first Policy year, a maximum of 5% in Policy years two through ten, and a maximum of 3% thereafter. Agents receive a maximum commission of 3% of each payment in excess of 110% of the Target Premium (plus any additional portion of a premium which we attribute to certain riders for commission paying purposes) in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of 110% of the Target Premium (plus any additional portion of a premium which we attribute to certain riders for commission paying purposes) in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies we will pay a maximum commission of 3.5% of each payment in excess of 110% of the Target Premium (plus any additional portion of a premium attributable to riders for commission purposes) in Policy years one through ten, and 2% of such excess premiums thereafter. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

MISSTATEMENT OF AGE OR SEX

  If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

  If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)


                            TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

  Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  ACCELERATED BENEFITS RIDER. We believe that payments received under the accelerated benefits rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

  The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                            DIRECTORS OF NELICO

 NAME AND PRINCIPAL                      PRINCIPAL BUSINESS EXPERIENCE
 BUSINESS ADDRESS                          DURING THE PAST FIVE YEARS
 ------------------                      -----------------------------
 James M. Benson            Chairman, President and Chief Executive Officer of
                             NELICO since 1998; formerly, Director, President and
                             Chief Operating Officer 1997-1998 of NELICO; President
                             and CEO 1996-1997 of Equitable Life Assurance Society
                             and President and COO of Equitable Companies, Inc.;
                             Senior Vice President 1993-1996 of Equitable Life
                             Assurance Society.
 Robert H. Benmosche        Director of NELICO since 1998 and Chairman, President
  Metropolitan Life          and Chief Executive Officer of Metropolitan Life
  Insurance Co.              Insurance Company since 1998; formerly, Director,
  One Madison Avenue         President and Chief Operating Officer 1997-1998;
  New York, NY 10010         Executive Vice President 1995-1997 of Metropolitan
                             Life; Executive Vice President 1989-1995 of Paine
                             Webber.
 Susan C. Crampton          Director of NELICO since 1996 and serves as Principal
  127 Tarbox Road            of The Vermont Partnership, a business consulting firm
  Jericho, VT 05465          located in Jericho, Vermont since 1989; formerly,
                             Director 1989-1996 of New England Mutual.
 Edward A. Fox              Director of NELICO since 1996 and Chairman of the Board
  SLM Holdings               of SLM Holdings since 1997; formerly, Director 1994-
  1050 Thomas Jefferson      1996 of New England Mutual and Dean 1990-1994 of The
  St., N.W.                  Amos Tuck School of Business Administration at
  Washington, D.C. 20007     Dartmouth College.
 George J. Goodman          Director of NELICO since 1996 and author, television
  Adam Smith's Money World   journalist, and editor.
  50th Floor, Craig Drill
  Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
 Dr. Evelyn E. Handler      Director of NELICO since 1996; formerly Director 1987-
  74 Tater Street            1996 of New England Mutual and Executive Director and
  Mont Vernon, NH 03057      Chief Executive Officer 1994-1997 of the California
                             Academy of Sciences and Research Fellow and an
                             Associate 1991-1994 of the Graduate School of
                             Education at Harvard University and a Senior Fellow at
                             The Carnegie Foundation for the Advancement of
                             Teaching.
 Philip K. Howard, Esq.     Director of NELICO since 1996 and Partner of the law
  Howard, Darby & Levin      firm of Howard, Darby & Levin in New York City.
  1330 Avenue of the
  Americas
  New York, NY 10019
 Bernard A. Leventhal       Director of NELICO since 1996; formerly, Vice Chairman
  Burlington Industries      of the Board of Directors 1995-1998 of Burlington
  1345 Avenue of the         Industries, Inc.; Director and Executive Vice
  Americas                   President 1993-1995 of Burlington Menswear Division.
  17th Floor
  New York, NY 10105
 Thomas J. May              Director of NELICO since 1996 and Chairman, President
  Boston Edison Company      and Chief Executive Officer of Boston Edison Company
  800 Boylston Street        since 1994; formerly, Director 1994-1996 of New
  Boston, MA 02199           England Mutual; President and Chief Operating Officer
                             1993-1994 of Boston Edison Co.
 Stewart G. Nagler          Director of NELICO since 1996 and Vice Chairman and
  Metropolitan Life          Chief Financial Officer of Metropolitan Life Insurance
  Insurance Co.              Company since 1998; formerly, Senior Executive Vice
  One Madison Avenue         President and Chief Financial Officer 1986-1998 of
  New York, NY 10010         Metropolitan Life Insurance Company.

 NAME AND PRINCIPAL                      PRINCIPAL BUSINESS EXPERIENCE
 BUSINESS ADDRESS                          DURING THE PAST FIVE YEARS
 ------------------                      -----------------------------
 Catherine A. Rein          Director of NELICO since 1998 and Senior Executive Vice
  Metropolitan Life          President of Metropolitan Life Insurance Company since
  Insurance Company          1998; formerly, Executive Vice President 1989-1998 of
  One Madison Avenue         Metropolitan Life Insurance Company.
  New York, NY 10010
 Rand N. Stowell            Director of NELICO since 1996 and President of United
  United Timber Corp.        Timber Corp. of Dixfield, Maine; formerly, Director
  P.O. Box 650               1990-1996 of New England Mutual.
  Pine Street
  Dixfield, ME 04224
 Alexander B. Trowbridge    Director of NELICO since 1996 and President of
  Trowbridge Partners Inc.   Trowbridge Partners, Inc. in Washington, DC; formerly,
  1317 F Street, NW,         Director 1983-1996 of New England Mutual.
  Suite 500
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                         PRINCIPAL BUSINESS EXPERIENCE
            NAME                           DURING THE PAST FIVE YEARS
            ----                         -----------------------------
 James M. Benson            See Directors above.
 David W. Allen             Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 and Vice President
                             1990-1994 of New England Mutual.
 Mary Ann Brown             President, New England Products and Services (a
                             business unit of NELICO) since 1999; formerly,
                             Director, Worldwide Life Insurance of Swiss
                             Reinsurance    -    and President & Chief Executive
                             Officer of Atlantic International Reinsurance Company
                                -    and Executive Vice President of Swiss Re
                             Atrium and Swiss Re Services    -    and Principal of
                             Tillinghast/Towers Perrin    -   .
 Anthony J. Candito         President, NEF Information Services (a business unit of
                             NELICO) and Chief Information Officer since 1998;
                             formerly, Senior Vice President 1995-1998 of New
                             England Life and Vice President 1994-1995 of New
                             England Mutual.
 Thom A. Faria              President, Career Agency System (a business unit of
                             NELICO) since 1996; formerly, Executive Vice President
                             in 1996, Senior Vice President 1993-1996 of New
                             England Mutual.
 Anne M. Goggin             Senior Vice President and Associate General Counsel of
                             NELICO since 1997; formerly, Vice President and
                             Counsel of NELICO in 1996, Vice President and Counsel
                             1994-1996 and Second Vice President and Counsel 1988-
                             1994 of New England Mutual.
 Daniel D. Jordan           Second Vice President, Counsel and Secretary since
                             1996; formerly, Counsel and Assistant Secretary 1990-
                             1996 of New England Mutual.
 Stephan M. Largent         Senior Vice President of NELICO since 1998; formerly,
                             President 1995-1998 of First Variable Life Company,
                             President 1993-1995 of ING Equities, Inc. and Vice
                             President 1993-1995 of Security Life of Denver.
 Alan C. Leland, Jr.        Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1984-1996 of New England Mutual.
 Bruce C. Long              President, New England Annuities (a business unit of
                             NELICO) since 1996; formerly, President 1994-1996 New
                             England Annuities (a business unit of New England
                             Mutual) and Senior Vice President in 1994 of New
                             England Annuities; Vice President 1992-1994 of Keyport
                             Life Insurance.

                                         PRINCIPAL BUSINESS EXPERIENCE
            NAME                           DURING THE PAST FIVE YEARS
            ----                         -----------------------------
 George J. Maloof           Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1991-1996 of New England Mutual.
 Thomas W. McConnell        Senior Vice President of NELICO since 1996 and
                             Director, Chief Executive Officer and President of New
                             England Securities Corporation since 1993.
 Thomas W. Moore            Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.
 Richard A. Robinson        Second Vice President and chief accounting officer
                             since 1998; formerly, Second Vice President 1997-1998
                             of NELICO; Manager of Life Insurance Accounting 1994-
                             1997 of Liberty Life Assurance Company.
 David Y. Rogers            Executive Vice President and Chief Financial Officer of
                             NELICO since 1999; formerly, Partner, Actuarial
                             Consulting of Price Waterhouse Coopers LLP 1992-1999.
 John G. Small, Jr.         President, New England Services (a business unit of
                             NELICO) since 1997; formerly, Senior Vice President
                             1996-1997 of NELICO and Senior Vice President 1990-
                             1996 of New England Mutual.
 H. James Wilson            Executive Vice President and General Counsel of NELICO
                             since 1996; formerly, Executive Vice President and
                             General Counsel 1993-1996 of New England Mutual.
 John W. Wright             President, New England Financial Employee Benefits
                             Group (a business unit of NELICO) since 1996;
                             formerly, President 1993-1996 of New England Employee
                             Benefits Group (a business unit of New England
                             Mutual).
 Frederick K. Zimmermann    Executive Vice President and Chief Investment Officer
                             of NELICO since 1996; formerly, Executive Vice
                             President and Chief Investment Officer 1993-1996 of
                             New England Mutual.

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated.

  Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues and we rely on a number of third parties, including banks and investment managers, that also may be affected. We and our affiliates have developed, and are in the process of implementing, a Year 2000 transition plan. We are also confirming that service providers are also so engaged. The resources being devoted to this effort are substantial. It is anticipated that we will spend approximately $4.5-7.5 million on the conversion. We cannot predict whether the resources being devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, we do not anticipate that you will experience negative effects on your investment, or on Policy services provided, as a result of Year 2000 transition implementation. We currently anticipate that our systems will be Year 2000 compliant on or about December 31, 1998, with systems testing and compliance verification to follow. Service providers may not have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                                 VOTING RIGHTS

  We own Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

  Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote, for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that Sub-Account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

  We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

  We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

  We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to invest sub-account assets in a substitute for Eligible Fund shares, to close a sub-account, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

  For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

  You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other Policy changes, please contact your registered representative.

                                    REPORTS

  We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, subaccount transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

  Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                   NET CASH VALUES AND ACCUMULATED PREMIUMS

                       [TO BE REVISED AS NECESSARY]

  The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $250,000 and $500,000 for a male aged 40. The insured is assumed to be in the nonsmoker preferred risk classification. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. The illustrations for the $500,000 face amount reflect the lower sales charge and, in the illustrations based on current charges, the cost of insurance and first-year administrative charges that would apply, for Policies issued on or after May 1, 1997, to a Policy if issued in the personal market or if issued in business situations or to tax-qualified pension plans which qualify for those lower charges. (Policies issued prior to May 1, 1997 imposed different current cost of insurance rates.) (See "Charges and Expenses".) Illustrations show Option 1 and Option 2 death benefits.

  The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. Additional premium payments may be necessary to maintain the Policy in force for the periods shown even if the average rates of return are 0%, 6% or 12%.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .75% (on a current basis) and
 .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and
operating expenses of the Eligible Funds, at an annual rate of   % of the
average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund, that TNE Advisers could terminate at any time.

  Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment
experience at constant annual rates of   %,   % and   %, respectively, based
on the current charge for mortality and expense risks, and   %,   % and   %,
respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40
                      $3,800 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                           DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL               GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   --------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%        6%      12%      0%       6%      12%      0%       6%      12%
------  -----------    --        --      ---      --       --      ---      --       --      ---
  1      $  3,990   $ 250,000 $250,000 $250,000 $ 1,733 $  1,922 $  2,112 $ 2,831 $  3,021 $  3,210
  2         8,180     250,000  250,000  250,000   4,599    5,158    5,740   5,729    6,288    6,870
  3        12,578     250,000  250,000  250,000   6,693    7,809    9,016   8,556    9,671   10,879
  4        17,197     250,000  250,000  250,000   9,491   11,355   13,454  11,291   13,155   15,254
  5        22,047     250,000  250,000  250,000  12,237   15,046   18,336  13,975   16,784   20,074
  6        27,140     250,000  250,000  250,000  15,156   19,113   23,934  16,604   20,561   25,382
  7        32,487     250,000  250,000  250,000  18,002   23,315   30,054  19,161   24,474   31,212
  8        38,101     250,000  250,000  250,000  20,815   27,699   36,790  21,684   28,568   37,658
  9        43,996     250,000  250,000  250,000  23,549   32,227   44,163  24,128   32,806   44,742
 10        50,186     250,000  250,000  250,000  26,250   36,952   52,287  26,540   37,242   52,577
 15        86,098     250,000  250,000  250,000  38,216   62,810  106,217  38,216   62,810  106,217
 20       131,933     250,000  250,000  252,697  48,032   93,899  194,382  48,032   93,899  194,382
 25       190,431     250,000  250,000  406,534  55,098  131,666  338,778  55,098  131,666  338,778
 30       265,091     250,000  250,000  657,890  57,811  177,830  572,078  57,811  177,830  572,078
 35       360,378     250,000  250,000  997,432  53,684  236,667  949,935  53,684  236,667  949,935
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -54.40%    -49.41%    -44.41%  6,478.95%  6,478.95%  6,478.95%
  2        -29.16     -23.22     -17.32     662.65     662.65     662.65
  3        -24.36     -17.76     -11.28     265.39     265.39     265.39
  4        -17.97     -11.33      -4.82     152.66     152.66     152.66
  5        -14.32      -7.68      -1.18     102.87     102.87     102.87
  6        -11.57      -5.02       1.39      75.61      75.61      75.61
  7         -9.78      -3.30       3.05      58.68      58.68      58.68
  8         -8.49      -2.07       4.23      47.26      47.26      47.26
  9         -7.57      -1.19       5.07      39.10      39.10      39.10
 10         -6.86       -.51       5.73      33.01      33.01      33.01
 15         -5.19       1.20       7.45      17.02      17.02      17.02
 20         -4.61       1.97       8.29      10.35      10.35      10.44
 25         -4.51       2.43       8.78       6.81       6.81       9.93
 30         -4.84       2.73       9.07       4.68       4.68       9.78
 35         -5.86       3.00       9.26       3.27       3.27       9.47

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $3,800 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%
------  -----------    --       --      ---      --       --      ---      --       --      ---
  1      $  3,990   $250,000 $250,000 $250,000 $ 1,571 $  1,753 $  1,936 $ 2,669 $  2,851 $  3,034
  2         8,180    250,000  250,000  250,000   4,123    4,652    5,205   5,254    5,783    6,335
  3        12,578    250,000  250,000  250,000   5,896    6,939    8,072   7,758    8,802    9,935
  4        17,197    250,000  250,000  250,000   8,378   10,106   12,058  10,179   11,906   13,858
  5        22,047    250,000  250,000  250,000  10,779   13,364   16,404  12,516   15,101   18,141
  6        27,140    250,000  250,000  250,000  13,316   16,935   21,366  14,764   18,383   22,814
  7        32,487    250,000  250,000  250,000  15,762   20,595   26,756  16,920   21,753   27,915
  8        38,101    250,000  250,000  250,000  18,113   24,343   32,619  18,982   25,212   33,487
  9        43,996    250,000  250,000  250,000  20,368   28,182   39,002  20,948   28,762   39,581
 10        50,186    250,000  250,000  250,000  22,520   32,110   45,956  22,810   32,399   46,245
 15        86,098    250,000  250,000  250,000  30,293   51,798   90,394  30,293   51,798   90,394
 20       131,933    250,000  250,000  250,000  33,538   72,604  161,226  33,538   72,604  161,226
 25       190,431    250,000  250,000  333,231  30,168   93,800  277,693  30,168   93,800  277,693
 30       265,091    250,000  250,000  531,420  14,860  113,234  462,104  14,860  113,234  462,104
 35       360,378    250,000  250,000  792,495       0  127,210  754,757       0  127,210  754,757
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -58.66%    -53.86%    -49.04%  6,478.95%  6,478.95%  6,478.95%
  2        -34.45     -28.58     -22.73     662.65     662.65     662.65
  3        -29.52     -22.85     -16.29     265.39     265.39     265.39
  4        -22.45     -15.68      -9.05     152.66     152.66     152.66
  5        -18.33     -11.51      -4.86     102.87     102.87     102.87
  6        -15.20      -8.44      -1.85      75.61      75.61      75.61
  7        -13.12      -6.40        .15      58.68      58.68      58.68
  8        -11.66      -4.96       1.56      47.26      47.26      47.26
  9        -10.59      -3.90       2.62      39.10      39.10      39.10
 10         -9.79      -3.09       3.43      33.01      33.01      33.01
 15         -8.42      -1.21       5.57      17.02      17.02      17.02
 20         -8.66       -.44       6.72      10.35      10.35      10.35
 25        -10.58       -.10       7.50       6.81       6.81       8.67
 30        -20.35       -.04       7.97       4.68       4.68       8.69
 35           --        -.25       8.28       3.27       3.27       8.49

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $3,800 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                           DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL               GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   --------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%       12%      0%       6%      12%      0%       6%      12%
------  -----------    --       --       ---      --       --      ---      --       --      ---
  1      $  3,990   $252,825 $253,014 $ 253,204 $ 1,727 $  1,916 $  2,106 $ 2,825 $  3,014 $  3,204
  2         8,180    255,712  256,269   256,849   4,582    5,139    5,719   5,712    6,269    6,849
  3        12,578    258,522  259,632   260,834   6,659    7,770    8,972   8,522    9,632   10,834
  4        17,197    261,232  263,084   265,170   9,432   11,284   13,370  11,232   13,084   15,170
  5        22,047    263,884  266,671   269,934  12,146   14,933   18,197  13,884   16,671   19,934
  6        27,140    266,474  270,393   275,167  15,026   18,945   23,719  16,474   20,393   25,167
  7        32,487    268,983  274,235   280,895  17,824   23,077   29,736  18,983   24,235   30,895
  8        38,101    271,452  278,245   287,211  20,583   27,376   36,342  21,452   28,245   37,211
  9        43,996    273,832  282,377   294,124  23,253   31,798   43,545  23,832   32,377   44,124
 10        50,186    276,174  286,690   301,748  25,884   36,400   51,458  26,174   36,690   51,748
 15        86,098    287,426  311,349   353,509  37,426   61,349  103,509  37,426   61,349  103,509
 20       131,933    296,442  340,357   436,310  46,442   90,357  186,310  46,442   90,357  186,310
 25       190,431    301,888  373,048   567,880  51,888  123,048  317,880  51,888  123,048  317,880
 30       265,091    301,711  407,611   776,027  51,711  157,611  526,027  51,711  157,611  526,027
 35       360,378    292,932  440,621 1,104,943  42,932  190,621  854,943  42,932  190,621  854,943
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -54.55%    -49.57%    -44.58%  6,553.31%  6,558.28%  6,563.25%
  2        -29.34     -23.41     -17.52     671.84     672.73     673.66
  3        -24.57     -17.98     -11.51     269.98     270.57     271.20
  4        -18.20     -11.57      -5.07     155.90     156.42     157.01
  5        -14.56      -7.92      -1.44     105.50     106.02     106.62
  6        -11.81      -5.27       1.13      77.91      78.44      79.07
  7        -10.03      -3.55       2.79      60.76      61.32      62.01
  8         -8.75      -2.33       3.96      49.20      49.79      50.54
  9         -7.83      -1.46       4.80      40.93      41.55      42.37
 10         -7.12       -.78       5.45      34.75      35.41      36.32
 15         -5.47        .91       7.15      18.55      19.42      20.80
 20         -4.97       1.62       7.93      11.73      12.83      14.80
 25         -5.05       1.94       8.37       8.04       9.39      12.00
 30         -5.76       2.01       8.64       5.71       7.31      10.61
 35         -7.67       1.92       8.81       4.03       5.92       9.90

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $3,800 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --         --         ---
  1      $  3,990   $252,664 $252,846 $253,028 $ 1,566 $ 1,748 $  1,930 $ 2,664 $ 2,846 $  3,028    -58.80%    -54.01%    -49.21%
  2         8,180    255,234  255,761  256,312   4,104   4,631    5,181   5,234   5,761    6,312    -34.68     -28.81     -22.97
  3        12,578    257,718  258,755  259,881   5,855   6,892    8,019   7,718   8,755    9,881    -29.80     -23.13     -16.59
  4        17,197    260,108  261,822  263,758   8,308  10,022   11,958  10,108  11,822   13,758    -22.75     -15.98      -9.37
  5        22,047    262,407  264,966  267,974  10,669  13,228   16,237  12,407  14,966   17,974    -18.65     -11.84      -5.19
  6        27,140    264,606  268,179  272,552  13,158  16,731   21,104  14,606  18,179   22,552    -15.54      -8.78      -2.20
  7        32,487    266,702  271,460  277,525  15,544  20,302   26,366  16,702  21,460   27,525    -13.47      -6.76       -.22
  8        38,101    268,692  274,807  282,925  17,823  23,938   32,057  18,692  24,807   32,925    -12.03      -5.34       1.18
  9        43,996    270,572  278,216  288,794  19,993  27,637   38,214  20,572  28,216   38,794    -10.98      -4.29       2.21
 10        50,186    272,334  281,681  295,166  22,044  31,391   44,876  22,334  31,681   45,166    -10.20      -3.51       3.00
 15        86,098    279,029  299,470  336,083  29,029  49,470   86,083  29,029  49,470   86,083     -9.03      -1.79       5.00
 20       131,933    280,793  316,333  396,689  30,793  66,333  146,689  30,793  66,333  146,689     -9.69      -1.31       5.91
 25       190,431    275,048  328,662  485,376  25,048  78,662  235,376  25,048  78,662  235,376    -12.80      -1.49       6.42
 30       265,091    256,970  329,172  612,498   6,970  79,172  362,498   6,970  79,172  362,498    -35.28      -2.47       6.69
 35       360,378             305,193  790,790          55,193  540,790          55,193  540,790                -5.65       6.83
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
  1      6,549.06%  6,553.84%  6,558.62%
  2        671.08     671.92     672.80
  3        269.55     270.10     270.70
  4        155.58     156.06     156.61
  5        105.23     105.70     106.26
  6         77.65      78.14      78.73
  7         60.52      61.03      61.66
  8         48.96      49.49      50.18
  9         40.69      41.25      42.00
 10         34.51      35.10      35.93
 15         18.22      18.99      20.25
 20         11.29      12.25      14.05
 25          7.44       8.58      11.04
 30          4.83       6.18       9.41
 35                     4.22       8.48

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                           DEATH BENEFIT                NET CASH VALUE                 CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL                 GROSS ANNUAL                 GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF            RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR      0%       6%       12%        0%       6%       12%        0%       6%       12%
------  -----------    --       --       ---        --       --       ---        --       --       ---
  1      $  7,980   $500,000 $500,000 $  500,000 $  3,850 $  4,242 $    4,635 $  6,046 $  6,438 $    6,831
  2        16,359    500,000  500,000    500,000    9,918   11,084     12,297   12,178   13,344     14,558
  3        25,157    500,000  500,000    500,000   14,459   16,795     19,322   18,184   20,520     23,048
  4        34,395    500,000  500,000    500,000   20,423   24,336     28,738   24,023   27,936     32,338
  5        44,095    500,000  500,000    500,000   26,285   32,193     39,104   29,760   35,668     42,579
  6        54,279    500,000  500,000    500,000   32,498   40,830     50,972   35,394   43,726     53,868
  7        64,973    500,000  500,000    500,000   38,581   49,783     63,971   40,898   52,100     66,288
  8        76,202    500,000  500,000    500,000   44,587   59,116     78,273   46,324   60,854     80,011
  9        87,992    500,000  500,000    500,000   50,455   68,786     93,955   51,613   69,944     95,113
 10       100,372    500,000  500,000    500,000   56,254   78,876    111,228   56,833   79,455    111,807
 15       172,197    500,000  500,000    500,000   81,216  133,333    225,100   81,216  133,333    225,100
 20       263,866    500,000  500,000    533,668  101,199  198,246    410,514  101,199  198,246    410,514
 25       380,862    500,000  500,000    855,918  115,634  277,234    713,265  115,634  277,234    713,265
 30       530,182    500,000  500,000  1,382,912  121,636  374,413  1,202,532  121,636  374,413  1,202,532
 35       720,756    500,000  523,649  2,094,848  114,438  498,713  1,995,093  114,438  498,713  1,995,093
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -49.34%    -44.18%    -39.01%  6,478.95%  6,478.95%  6,478.95%
  2        -25.30     -19.29     -13.32     662.65     662.65     662.65
  3        -21.11     -14.52      -8.05     265.39     265.39     265.39
  4        -15.29      -8.70      -2.24     152.66     152.66     152.66
  5        -12.04      -5.48        .96     102.87     102.87     102.87
  6         -9.61      -3.15       3.19      75.61      75.61      75.61
  7         -8.04      -1.66       4.61      58.68      58.68      58.68
  8         -6.94       -.62       5.59      47.26      47.26      47.26
  9         -6.16        .11       6.29      39.10      39.10      39.10
 10         -5.55        .67       6.82      33.01      33.01      33.01
 15         -4.37       1.93       8.11      17.02      17.02      17.02
 20         -4.06       2.47       8.74      10.35      10.35      10.88
 25         -4.08       2.79       9.10       6.81       6.81      10.25
 30         -4.44       3.03       9.32       4.68       4.68      10.03
 35         -5.38       3.26       9.47       3.27       3.49       9.67

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                           DEATH BENEFIT               NET CASH VALUE                CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL                GROSS ANNUAL                GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF            RATE OF RETURN OF           RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- --------------------------- ---------------------------
 YEAR    PER YEAR      0%       6%       12%       0%       6%       12%       0%       6%       12%
------  -----------    --       --       ---       --       --       ---       --       --       ---
  1      $  7,980   $500,000 $500,000 $  500,000 $ 3,530 $  3,909 $    4,289 $ 5,726 $  6,105 $    6,486
  2        16,359    500,000  500,000    500,000   8,787    9,891     11,043  11,048   12,151     13,303
  3        25,157    500,000  500,000    500,000  12,483   14,656     17,016  16,208   18,381     20,741
  4        34,395    500,000  500,000    500,000  17,597   21,191     25,252  21,198   24,791     28,852
  5        44,095    500,000  500,000    500,000  22,545   27,917     34,235  26,020   31,392     37,710
  6        54,279    500,000  500,000    500,000  27,766   35,280     44,482  30,662   38,176     47,378
  7        64,973    500,000  500,000    500,000  32,801   42,830     55,620  35,118   45,147     57,937
  8        76,202    500,000  500,000    500,000  37,646   50,569     67,741  39,383   52,306     69,479
  9        87,992    500,000  500,000    500,000  42,297   58,501     80,946  43,455   59,659     82,104
 10       100,372    500,000  500,000    500,000  46,740   66,622     95,341  47,320   67,202     95,920
 15       172,197    500,000  500,000    500,000  62,974  107,560    187,595  62,974  107,560    187,595
 20       263,866    500,000  500,000    500,000  70,169  151,253    335,124  70,169  151,253    335,124
 25       380,862    500,000  500,000    692,531  64,216  196,598    577,110  64,216  196,598    577,110
 30       530,182    500,000  500,000  1,103,642  34,620  240,087    959,689  34,620  240,087    959,689
 35       720,756    500,000  500,000  1,645,165          276,377  1,566,824          276,377  1,566,824
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -53.55%    -48.57%    -43.56%  6,478.95%  6,478.95%  6,478.95%
  2        -31.42     -25.44     -19.50     662.65     662.65     662.65
  3        -27.23     -20.52     -13.93     265.39     265.39     265.39
  4        -20.71     -13.92      -7.29     152.66     152.66     152.66
  5        -16.92     -10.11      -3.46     102.87     102.87     102.87
  6        -14.03      -7.29       -.71      75.61      75.61      75.61
  7        -12.12      -5.42       1.11      58.68      58.68      58.68
  8        -10.78      -4.11       2.40      47.26      47.26      47.26
  9         -9.80      -3.14       3.35      39.10      39.10      39.10
 10         -9.07      -2.41       4.08      33.01      33.01      33.01
 15         -7.87       -.73       6.01      17.02      17.02      17.02
 20         -8.12       -.05       7.04      10.35      10.35      10.35
 25         -9.87        .26       7.75       6.81       6.81       8.92
 30        -17.96        .33       8.16       4.68       4.68       8.88
 35           --         .21       8.44       3.27       3.27       8.65

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                           DEATH BENEFIT                NET CASH VALUE                 CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL                 GROSS ANNUAL                 GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF            RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR      0%       6%       12%        0%       6%       12%        0%       6%       12%
------  -----------    --       --       ---        --       --       ---        --       --       ---
  1      $  7,980   $506,037 $506,429 $  506,822 $  3,841 $  4,233 $    4,626 $  6,037 $  6,429 $    6,822
  2        16,359    512,153  513,316    514,527    9,892   11,056     12,266   12,153   13,316     14,527
  3        25,157    518,132  520,461    522,980   14,407   16,736     19,255   18,132   20,461     22,980
  4        34,395    523,933  527,829    532,211   20,332   24,228     28,610   23,933   27,829     32,211
  5        44,095    529,621  535,496    542,367   26,146   32,021     38,892   29,621   35,496     42,367
  6        54,279    535,195  543,471    553,541   32,299   40,575     50,645   35,195   43,471     53,541
  7        64,973    540,626  551,736    565,805   38,309   49,419     63,488   40,626   51,736     65,805
  8        76,202    545,970  560,360    579,329   44,233   58,623     77,591   45,970   60,360     79,329
  9        87,992    551,160  569,289    594,169   50,002   68,130     93,011   51,160   69,289     94,169
 10       100,372    556,272  578,611    610,542   55,693   78,032    109,963   56,272   78,611    110,542
 15       172,197    579,857  630,855    720,549   79,857  130,855    220,549   79,857  130,855    220,549
 20       263,866    598,169  691,585    895,604   98,169  191,585    395,604   98,169  191,585    395,604
 25       380,862    609,257  760,254  1,174,092  109,257  260,254    674,092  109,257  260,254    674,092
 30       530,182    609,305  833,716  1,615,761  109,305  333,716  1,115,761  109,305  333,716  1,115,761
 35       720,756    592,457  905,504  2,315,513   92,457  405,504  1,815,513   92,457  405,504  1,815,513
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -49.46%    -44.30%    -39.14%  6,558.39%  6,563.54%  6,568.70%
  2        -25.44     -19.44     -13.47     672.43     673.36     674.32
  3        -21.26     -14.68      -8.22     270.27     270.88     271.55
  4        -15.46      -8.87      -2.41     156.11     156.66     157.27
  5        -12.21      -5.65        .77     105.67     106.22     106.84
  6         -9.78      -3.33       3.01      78.06      78.62      79.28
  7         -8.22      -1.84       4.42      60.91      61.49      62.21
  8         -7.12       -.81       5.40      49.33      49.95      50.74
  9         -6.34       -.08       6.09      41.06      41.71      42.58
 10         -5.74        .48       6.62      34.88      35.57      36.52
 15         -4.60       1.70       7.88      18.64      19.56      21.00
 20         -4.38       2.16       8.43      11.80      12.96      15.00
 25         -4.58       2.34       8.75       8.10       9.51      12.21
 30         -5.30       2.35       8.94       5.76       7.43      10.81
 35         -7.05       2.23       9.07       4.08       6.04      10.09

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                           DEATH BENEFIT               NET CASH VALUE                CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL                GROSS ANNUAL                GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF            RATE OF RETURN OF           RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- --------------------------- ---------------------------
 YEAR    PER YEAR      0%       6%       12%       0%       6%       12%       0%       6%       12%
------  -----------    --       --       ---       --       --       ---       --       --       ---
  1      $  7,980   $505,718 $506,096 $  506,476 $ 3,522 $  3,900 $    4,280 $ 5,718 $  6,096 $    6,476
  2        16,359    511,010  512,110    513,258   8,750    9,850     10,997  11,010   12,110     13,258
  3        25,157    516,126  518,287    520,634  12,401   14,562     16,909  16,126   18,287     20,634
  4        34,395    521,054  524,620    528,649  17,454   21,020     25,049  21,054   24,620     28,649
  5        44,095    525,796  531,114    537,368  22,321   27,639     33,892  25,796   31,114     37,368
  6        54,279    530,336  537,757    546,841  27,440   34,861     43,945  30,336   37,757     46,841
  7        64,973    534,668  544,543    557,134  32,351   42,227     54,817  34,668   44,543     57,134
  8        76,202    538,784  551,470    568,320  37,046   49,733     66,582  38,784   51,470     68,320
  9        87,992    542,679  558,533    580,479  41,520   57,375     79,320  42,679   58,533     80,479
 10       100,372    546,336  565,717    593,689  45,756   65,138     93,110  46,336   65,717     93,689
 15       172,197    560,357  602,740    678,669  60,357  102,740    178,669  60,357  102,740    178,669
 20       263,866    564,466  638,244    804,985  64,466  138,244    304,985  64,466  138,244    304,985
 25       380,862    553,512  665,094    990,642  53,512  165,094    490,642  53,512  165,094    490,642
 30       530,182    517,849  668,814  1,258,330  17,849  168,814    758,330  17,849  168,614    758,330
 35       720,756             624,187  1,636,753          124,187  1,136,753          124,187  1,136,753
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -53.66%    -48.68%    -43.69%  6,554.18%  6,559.16%  6,564.16%
  2        -31.62     -25.66     -19.73     671.51     672.39     673.31
  3        -27.50     -20.80     -14.22     269.73     270.31     270.93
  4        -21.00     -14.23      -7.60     155.70     156.20     156.77
  5        -17.24     -10.43      -3.79     105.32     105.81     106.39
  6        -14.36      -7.63      -1.06      77.73      78.23      78.84
  7        -12.47      -5.78        .75      60.59      61.11      61.77
  8        -11.15      -4.48       2.02      49.02      49.57      50.28
  9        -10.19      -3.54       2.95      40.74      41.33      42.10
 10         -9.48      -2.83       3.66      34.56      35.18      36.03
 15         -8.47      -1.31       5.43      18.27      19.06      20.35
 20         -9.14       -.91       6.25      11.33      12.32      14.16
 25        -11.99      -1.10       6.69       7.48       8.66      11.16
 30        -29.86      -2.02       6.93       4.87       6.26       9.55
 35                    -4.78       7.05                  4.33       8.63

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

  The Policies became available August, 1995. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994. The remaining Zenith Fund Series shown in this Appendix commenced operations on October 31, 1994. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of the VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively.

  We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .75%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

  Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                             ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                         FOR ONE YEAR ENDING
-----------       8/26/83- --------------------------------------------------------------------------------------------------
                  12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
                  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.58%   -1.11%   66.84%   93.75%   51.56%   -9.47%   31.88%   -5.73%   52.83%   -6.75%   14.11%   -7.76%
Bond Income.....    2.77%   11.93    17.87    13.98     1.50     7.56    11.46     7.28    17.08     7.37    11.77    -4.08
Money Market....    3.03%    9.80     7.45     6.01     5.73     6.71     8.44     7.38     5.42     3.02     2.20     3.20
                                                      8/26/83- 8/26/83-
SUB-ACCOUNT                                           12/31/98 12/31/98
-----------                                            TOTAL   EFFECTIVE
                  12/31/95 12/31/96 12/31/97 12/31/98  RETURN   ANNUAL
                  -------- -------- -------- -------- -------- ---------
Capital Growth*.   37.00%   20.16%   22.56%       %        %         %
Bond Income.....   20.29     3.82    10.06
Money Market....    4.91     4.34     4.55

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                      FOR ONE YEAR ENDING
-----------      5/1/87-  --------------------------------------------------------------------------------------------------
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.....  -13.06%  15.47%   29.18%   -4.86%   29.46%    6.49%    8.90%     .36%   35.90%   21.55%   31.51%       %
Managed.........   -1.15%   8.67    18.20     2.44    19.28     5.90     9.82    -1.85    30.28    14.16    25.62
                 5/1/87-   5/1/87-
SUB-ACCOUNT      12/31/98 12/31/98
-----------       TOTAL   EFFECTIVE
                  RETURN   ANNUAL
                 -------- ---------
Stock Index.....      %         %
Managed.........

                                       ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------- 4/30/93- 4/30/93-
SUB-ACCOUNT                                   FOR ONE YEAR ENDING              12/31/98 12/31/98
-----------              4/30/93  --------------------------------------------  TOTAL   EFFECTIVE
                         12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98  RETURN   ANNUAL
                         -------- -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  13.67%   -1.94%   35.45%   17.21%   32.47%       %        %         %
Midcap Value**..........  14.16    -1.01    29.38    16.72    16.45

                         ANNUAL NET RATE OF RETURN
                --------------------------------------------  5/2/94   5/2/94
SUB-ACCOUNT                      FOR ONE YEAR ENDING         12/31/98 12/31/98
-----------     5/2/94-  -----------------------------------  TOTAL   EFFECTIVE
                12/31/94 12/31/95 12/31/96 12/31/97 12/31/98  RETURN   ANNUAL
                -------- -------- -------- -------- -------- -------- ---------
Small Cap......  -3.71%   27.88%   29.70%   23.92%       %        %         %

                                  ANNUAL NET RATE OF RETURN
                         -------------------------------------------- 10/31/94- 10/31/94-
SUB-ACCOUNT                               FOR ONE YEAR ENDING         12/31/98  12/31/98
-----------              10/31/94 -----------------------------------   TOTAL   EFFECTIVE
                         12/31/94 12/31/95 12/31/96 12/31/97 12/31/98  RETURN    ANNUAL
                         -------- -------- -------- -------- -------- --------- ---------
Equity Growth...........  -4.32%   47.59%   12.32%   24.69%       %         %         %
Balanced................   -.22    23.86    16.03    15.31
Venture Value...........  -3.62    38.25    24.89    32.50
International Magnum
 Equity***..............   2.48     5.44     5.87    -2.04

-------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Goldman Sachs Midcap Value Series' Sub-adviser was Loomis Sayles until
   May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

*** The Morgan Stanley International Magnum Equity Series' sub-adviser was
    Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became sub-adviser.

          SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                           FOR ONE YEAR ENDING
-----------      10/9/86- --------------------------------------------------------------------------------------------------
                 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .03%    -1.87%   21.79%   16.47%   -15.93%  30.46%   16.01%   17.41%    6.27%   34.09%   13.42%   27.15%
                          10/9/86- 10/9/86-
SUB-ACCOUNT               12/31/98 12/31/98
-----------                TOTAL   EFFECTIVE
                 12/31/98  RETURN   ANNUAL
                 -------- -------- ---------
Equity-Income...      %        %         %

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING
                 1/28/87- --------------------------------------------------------------------------------------------------
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas........  -6.03%    7.32%   25.34%   -2.40%    7.19%   -11.39%  36.33%    .97%     8.86%   12.36%   10.72%       %
                 1/28/88- 1/28/87-
                 12/31/98 12/31/98
                  TOTAL   EFFECTIVE
                  RETURN   ANNUAL
                 -------- ---------
Overseas........      %         %

                                                                   ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                               FOR ONE YEAR ENDING
-----------      9/19/85- --------------------------------------------------------------------------------------------------
                 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.15%   16.80%    0.46%   10.81%   -4.89%   -2.97%   34.07%   22.24%   19.50%   -2.28%   19.71%   13.17%
                                   9/19/85- 9/19/85-
SUB-ACCOUNT                        12/31/98 12/31/98
-----------                         TOTAL   EFFECTIVE
                 12/31/97 12/31/98  RETURN   ANNUAL
                 -------- -------- -------- ---------
High Income.....  16.79%       %        %         %

         SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 9/6/89-   9/6/89-
SUB-ACCOUNT                                             FOR ONE YEAR ENDING                                12/31/98 12/31/98
-----------      9/6/89-  --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
                 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98  RETURN   ANNUAL
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager...   .57%     5.92%   21.64%   10.88%   20.33%   -6.79%   16.08%   13.74%   19.75%       %        %         %

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $250,000 and $500,000 face amount, respectively, with annual premiums paid on August 26 of each year (May 1 in the case of the Zenith Stock Index, Zenith Managed and Zenith Small Cap Sub-Accounts; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account, January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown first for Policies with the Option 1 death benefit and then for the Policies with the Option 2 death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular Sub-Account for the period shown. The illustrations of Policy investment experience reflect all Policy charges based on NELICO's current rates. The illustrations for the $500,000 face amount reflect the lower sales charge, cost of insurance and first-year administrative charges that would apply to the Policy if issued in the personal market or if issued in business situations or to tax-qualified pension plans which qualify for those lower charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                             $250,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $250,000 $  3,525 $  2,427        --             --
December 31, 1983.......   3,800   250,000  250,000    3,595    2,497     -70.10%           --
December 31, 1984.......   7,600   250,000  250,000    6,449    5,282     -36.87       2,058.98%
December 31, 1985.......  11,400   250,000  250,000   14,356   12,457       6.69         447.23
December 31, 1986.......  15,200   250,000  250,000   30,701   28,865      36.91         212.13
December 31, 1987.......  19,000   250,000  250,000   48,772   46,998      40.24         130.64
December 31, 1988.......  22,800   250,000  250,000   47,157   45,540      24.45          91.23
December 31, 1989.......  26,600   250,000  250,000   64,192   62,865      25.46          68.52
December 31, 1990.......  30,400   250,000  250,000   64,000   62,962      18.51          53.94
December 31, 1991.......  34,200   250,000  250,000  101,174  100,426      23.83          43.89
December 31, 1992.......  38,000   250,000  250,000   97,663   97,204      18.50          36.58
December 31, 1993.......  41,800   250,000  250,000  114,634  114,465      17.81          31.06
December 31, 1994.......  45,600   250,000  250,000  107,755  107,755      13.90          26.76
December 31, 1995.......  49,400   250,000  260,741  152,480  152,480      16.49          23.90
December 31, 1996.......  53,200   250,000  305,438  186,243  186,243      16.81          23.04
December 31, 1997.......  57,000   250,000  363,084  231,264  231,264      17.31          22.52
December 31, 1998.......  60,800   250,000  466,762  311,175  311,175      18.62          22.94

ZENITH BOND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1983.......   3,800   250,000  250,000   3,387   2,289      -76.70%           --
December 31, 1984.......   7,600   250,000  250,000   6,954   5,788      -28.68       2,058.98%
December 31, 1985.......  11,400   250,000  250,000  11,342   9,443      -13.49         447.23
December 31, 1986.......  15,200   250,000  250,000  15,940  14,104       -4.02         212.13
December 31, 1987.......  19,000   250,000  250,000  19,137  17,363       -3.83         130.64
December 31, 1988.......  22,800   250,000  250,000  23,555  21,938       -1.35          91.23
December 31, 1989.......  26,600   250,000  250,000  29,233  27,906        1.43          68.52
December 31, 1990.......  30,400   250,000  250,000  34,407  33,369        2.41          53.94
December 31, 1991.......  34,200   250,000  250,000  43,411  42,663        5.02          43.89
December 31, 1992.......  38,000   250,000  250,000  49,494  49,035        5.17          36.58
December 31, 1993.......  41,800   250,000  250,000  58,208  58,039        5.99          31.06
December 31, 1994.......  45,600   250,000  250,000  58,580  58,580        4.20          26.76
December 31, 1995.......  49,400   250,000  250,000  73,733  73,733        6.10          23.33
December 31, 1996.......  53,200   250,000  250,000  79,697  79,697        5.70          20.53
December 31, 1997.......  57,000   250,000  250,000  90,831  90,831        6.08          18.22
December 31, 1998.......  60,800   250,000  250,000 101,401 101,401        6.21          16.27

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1983.......   3,800   250,000  250,000   3,394   2,296      -76.49%           --
December 31, 1984.......   7,600   250,000  250,000   6,742   5,575      -32.12       2,058.98%
December 31, 1985.......  11,400   250,000  250,000  10,290   8,391      -21.47         447.23
December 31, 1986.......  15,200   250,000  250,000  13,899  12,062      -12.27         212.13
December 31, 1987.......  19,000   250,000  250,000  17,667  15,893       -7.57         130.64
December 31, 1988.......  22,800   250,000  250,000  21,839  20,222       -4.22          91.23
December 31, 1989.......  26,600   250,000  250,000  26,633  25,306       -1.49          68.52
December 31, 1990.......  30,400   250,000  250,000  31,528  30,491         .08          53.94
December 31, 1991.......  34,200   250,000  250,000  36,147  35,399         .79          43.89
December 31, 1992.......  38,000   250,000  250,000  40,112  39,654         .88          36.58
December 31, 1993.......  41,800   250,000  250,000  43,877  43,708         .83          31.06
December 31, 1994.......  45,600   250,000  250,000  48,211  48,211         .95          26.76
December 31, 1995.......  49,400   250,000  250,000  53,523  53,523        1.25          23.33
December 31, 1996.......  53,200   250,000  250,000  58,809  58,809        1.45          20.53
December 31, 1997.......  57,000   250,000  250,000  64,451  64,451        1.65          18.22
December 31, 1998.......  60,800   250,000  250,000  70,261  70,261        1.82          16.27

ZENITH STOCK INDEX SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1987............. $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1987.......   3,800   250,000  250,000   2,724   1,626      -71.91%           --
December 31, 1988.......   7,600   250,000  250,000   6,297   5,146      -29.28       1,070.47%
December 31, 1989.......  11,400   250,000  250,000  11,885  10,001       -7.66         337.59
December 31, 1990.......  15,200   250,000  250,000  14,073  12,252       -9.74         178.58
December 31, 1991.......  19,000   250,000  250,000  21,453  19,694        1.35         115.51
December 31, 1992.......  22,800   250,000  250,000  25,960  24,415        2.16          82.89
December 31, 1993.......  26,600   250,000  250,000  31,373  30,118        3.38          63.34
December 31, 1994.......  30,400   250,000  250,000  34,450  33,485        2.31          50.46
December 31, 1995.......  34,200   250,000  250,000  50,740  50,064        8.04          41.41
December 31, 1996.......  38,000   250,000  250,000  64,534  64,147        9.89          34.74
December 31, 1997.......  41,800   250,000  250,000  88,520  88,424       12.72          29.65
December 31, 1998.......  45,600   250,000  250,000 115,706 115,706       14.34          25.65

Zenith Managed Sub-Account

                          Total   Minimum  Variable                  Internal Rate  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash  of Return on  of Return on
Date                       Paid   Benefit  Benefit   Value   Value   Net Cash Value Death Benefit
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1987............. $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1987.......   3,800   250,000  250,000   3,089   1,991      -61.97%           --
December 31, 1988.......   7,600   250,000  250,000   6,472   5,321      -27.08       1,070.47%
December 31, 1989.......  11,400   250,000  250,000  11,123   9,239      -12.13         337.59
December 31, 1990.......  15,200   250,000  250,000  14,449  12,628       -8.40         178.58
December 31, 1991.......  19,000   250,000  250,000  20,467  18,708        -.58         115.51
December 31, 1992.......  22,800   250,000  250,000  24,833  23,289         .67          82.89
December 31, 1993.......  26,600   250,000  250,000  30,320  29,065        2.41          63.34
December 31, 1994.......  30,400   250,000  250,000  32,696  31,731        1.03          50.46
December 31, 1995.......  34,200   250,000  250,000  46,293  45,617        6.10          41.41
December 31, 1996.......  38,000   250,000  250,000  55,802  55,416        7.16          34.74
December 31, 1997.......  41,800   250,000  250,000  73,610  73,514        9.66          29.65
December 31, 1998.......  45,600   250,000  250,000  90,559  90,559       10.67          25.65

Zenith Growth and Income Sub-Account

                          Total   Minimum  Variable                  Internal Rate  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash  of Return on  of Return on
Date                       Paid   Benefit  Benefit   Value   Value   Net Cash Value Death Benefit
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1993.......   3,800   250,000  250,000   3,516   2,418      -49.02%           --
December 31, 1994.......   7,600   250,000  250,000   6,432   5,286      -27.45       1,065.53%
December 31, 1995.......  11,400   250,000  250,000  12,427  10,549       -4.58         336.86
December 31, 1996.......  15,200   250,000  250,000  17,826  16,010        2.40         178.34
December 31, 1997.......  19,000   250,000  250,000  27,321  25,568       11.28         115.39
December 31, 1998.......  22,800   250,000  250,000  36,875  35,355       13.94          82.83

Zenith Midcap Value Sub-Account**

                          Total   Minimum  Variable                  Internal Rate  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash  of Return on  of Return on
Date                       Paid   Benefit  Benefit   Value   Value   Net Cash Value Death Benefit
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1993.......   3,800   250,000  250,000   3,533   2,435      -48.48%           --
December 31, 1994.......   7,600   250,000  250,000   6,498   5,352      -26.62       1,065.53%
December 31, 1995.......  11,400   250,000  250,000  12,111  10,232       -6.34         336.86
December 31, 1996.......  15,200   250,000  250,000  17,255  15,440         .72         178.34
December 31, 1997.......  19,000   250,000  250,000  23,595  21,842        5.25         115.39
December 31, 1998.......  22,800   250,000  250,000  24,445  22,925        0.17          82.83

Zenith Small Cap Sub-Account

                          Total   Minimum  Variable                  Internal Rate  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash  of Return on  of Return on
Date                       Paid   Benefit  Benefit   Value   Value   Net Cash Value Death Benefit
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1994............. $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1994.......   3,800   250,000  250,000   2,967   1,869      -65.57%           --
December 31, 1995.......   7,600   250,000  250,000   7,399   6,248      -15.73       1,075.45%
December 31, 1996.......  11,400   250,000  250,000  12,998  11,115       -1.51         338.33
December 31, 1997.......  15,200   250,000  250,000  19,843  18,022        8.00         178.83
December 31, 1998.......  19,000   250,000  250,000  21,871  20,113        2.14         115.62

Zenith Balanced Sub-Account

                          Total   Minimum  Variable                  Internal Rate  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash  of Return on  of Return on
Date                       Paid   Benefit  Benefit   Value   Value   Net Cash Value Death Benefit
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1994.......   3,800   250,000  250,000   3,396   2,297      -95.08%           --
December 31, 1995.......   7,600   250,000  250,000   7,235   6,058      -30.57       3,427.00%
December 31, 1996.......  11,400   250,000  250,000  11,455   9,545      -14.73         539.22
December 31, 1997.......  15,200   250,000  250,000  16,218  14,371       -3.35         236.33
December 31, 1998.......  19,000   250,000  250,000  20,644  18,859        -.34         140.81

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1994.......   3,800   250,000  250,000   3,480   2,381      -93.90%           --
December 31, 1995.......   7,600   250,000  250,000   6,788   5,610      -39.45       3,427.00%
December 31, 1996.......  11,400   250,000  250,000  10,209   8,299      -25.70         539.22
December 31, 1997.......  15,200   250,000  250,000  12,897  11,050      -18.72         236.33
December 31, 1998.......  19,000   250,000  250,000  16,751  14,967      -10.98         140.81

ZENITH VENTURE VALUE SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1994.......   3,800   250,000  250,000   3,290   2,192      -96.28%           --
December 31, 1995.......   7,600   250,000  250,000   7,552   6,375      -24.26       3,427.00%
December 31, 1996.......  11,400   250,000  250,000  12,529  10,620       -5.99         539.22
December 31, 1997.......  15,200   250,000  250,000  19,610  17,763        9.46         236.33
December 31, 1998.......  19,000   250,000  250,000  25,435  23,651       10.16         140.81

ZENITH EQUITY GROWTH SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1994.......   3,800   250,000  250,000   3,210   2,112      -97.02%           --
December 31, 1995.......   7,600   250,000  250,000   7,556   6,379      -24.19       3,427.00%
December 31, 1996.......  11,400   250,000  250,000  11,536   9,627      -14.05         539.22
December 31, 1997.......  15,200   250,000  250,000  17,349  15,502        1.18         236.33
December 31, 1998.......  19,000   250,000  250,000  28,914  27,130       16.60         140.81

EQUITY-INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 9, 1986......... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1986.......   3,800   250,000  250,000   3,412   2,314      -88.72%           --
December 31, 1987.......   7,600   250,000  250,000   5,714   4,537      -56.07       2,847.86%
December 31, 1988.......  11,400   250,000  250,000   9,836   7,926      -27.71         505.26
December 31, 1989.......  15,200   250,000  250,000  14,430  12,583      -10.78         227.75
December 31, 1990.......  19,000   250,000  250,000  15,194  13,409      -15.57         137.27
December 31, 1991.......  22,800   250,000  250,000  22,911  21,246       -2.59          94.76
December 31, 1992.......  26,600   250,000  250,000  29,788  28,413        2.04          70.66
December 31, 1993.......  30,400   250,000  250,000  37,838  36,752        5.04          55.37
December 31, 1994.......  34,200   250,000  250,000  43,003  42,207        4.91          44.89
December 31, 1995.......  38,000   250,000  250,000  61,052  60,545        9.56          37.32
December 31, 1996.......  41,800   250,000  250,000  71,996  71,779        9.95          31.62
December 31, 1997.......  45,600   250,000  250,000  94,468  94,468       12.06          27.20
December 31, 1998.......  49,400   250,000  250,000 108,317 108,317       11.87          23.68

OVERSEAS SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
January 28, 1987........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1987.......   3,800   250,000  250,000   2,716   1,617      -60.35%           --
December 31, 1988.......   7,600   250,000  250,000   6,345   5,215      -23.74         731.16%
December 31, 1989.......  11,400   250,000  250,000  11,392   9,530       -9.04         279.55
December 31, 1990.......  15,200   250,000  250,000  14,076  12,276       -8.63         158.04
December 31, 1991.......  19,000   250,000  250,000  18,251  16,513       -4.76         105.56
December 31, 1992.......  22,800   250,000  250,000  18,677  17,229       -8.14          77.19
December 31, 1993.......  26,600   250,000  250,000  29,372  28,214        1.50          59.70
December 31, 1994.......  30,400   250,000  250,000  32,308  31,439         .76          47.97
December 31, 1995.......  34,200   250,000  250,000  38,892  38,313        2.30          39.61
December 31, 1996.......  38,000   250,000  250,000  46,643  46,353        3.63          33.39
December 31, 1997.......  41,800   250,000  250,000  54,951  54,951        4.55          28.61
December 31, 1998.......  45,600   250,000  250,000  64,708  64,708        5.34          24.82

HIGH INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
September 19, 1985...... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1985.......   3,800   250,000  250,000   3,559   2,461      -78.56%           --
December 31, 1986.......   7,600   250,000  250,000   7,202   6,030      -26.74       2,440.56%
December 31, 1987.......  11,400   250,000  250,000  10,170   8,266      -23.62         477.39
December 31, 1988.......  15,200   250,000  250,000  14,246  12,404      -11.22         220.41
December 31, 1989.......  19,000   250,000  250,000  16,326  14,546      -11.64         134.18
December 31, 1990.......  22,800   250,000  250,000  18,708  17,067      -10.46          93.12
December 31, 1991.......  26,600   250,000  250,000  28,064  26,712         .13          69.67
December 31, 1992.......  30,400   250,000  250,000  37,180  36,118        4.52          54.71
December 31, 1993.......  34,200   250,000  250,000  47,453  46,681        7.14          44.43
December 31, 1994.......  38,000   250,000  250,000  49,251  48,768        5.13          36.98
December 31, 1995.......  41,800   250,000  250,000  62,005  61,812        7.20          31.37
December 31, 1996.......  45,600   250,000  250,000  73,008  73,008        7.85          27.00
December 31, 1997.......  49,400   250,000  250,000  88,272  88,272        8.82          23.52
December 31, 1998.......  53,200   250,000  250,000  87,043  87,043        6.95          20.69

ASSET MANAGER SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
September 6, 1989....... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1989.......   3,800   250,000  250,000   3,385   2,287      -79.75%           --
December 31, 1990.......   7,600   250,000  250,000   6,666   5,494      -34.56       2,221.58%
December 31, 1991.......  11,400   250,000  250,000  11,186   9,282      -15.01         460.64
December 31, 1992.......  15,200   250,000  250,000  15,449  13,607       -6.03         215.86
December 31, 1993.......  19,000   250,000  250,000  21,687  19,908        2.02         132.24
December 31, 1994.......  22,800   250,000  250,000  22,918  21,277       -2.46          92.09
December 31, 1995.......  26,600   250,000  250,000  29,747  28,396        1.97          69.04
December 31, 1996.......  30,400   250,000  250,000  36,909  35,847        4.29          54.29
December 31, 1997.......  34,200   250,000  250,000  47,133  46,361        6.93          44.14
December 31, 1998.......  38,000   250,000  250,000  57,124  56,641        8.08          36.77

                             OPTION 2 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1983.......   3,800   250,000  253,592    3,592    2,494     -70.19%           --
December 31, 1984.......   7,600   250,000  256,437    6,437    5,271     -37.06       2,101.48%
December 31, 1985.......  11,400   250,000  264,314   14,314   12,415       6.43         461.61
December 31, 1986.......  15,200   250,000  280,559   30,559   28,722      36.60         224.67
December 31, 1987.......  19,000   250,000  298,450   48,450   46,676      39.92         142.00
December 31, 1988.......  22,800   250,000  296,760   46,760   45,143      24.14          98.81
December 31, 1989.......  26,600   250,000  313,521   63,521   62,193      25.14          76.13
December 31, 1990.......  30,400   250,000  313,202   63,202   62,164      18.19          60.03
December 31, 1991.......  34,200   250,000  349,692   99,692   98,944      23.51          51.48
December 31, 1992.......  38,000   250,000  346,015   96,015   95,557      18.18          42.90
December 31, 1993.......  41,800   250,000  362,441  112,441  112,272      17.48          37.39
December 31, 1994.......  45,600   250,000  355,455  105,455  105,455      13.56          32.11
December 31, 1995.......  49,400   250,000  398,899  148,899  148,899      16.16          29.74
December 31, 1996.......  53,200   250,000  431,552  181,552  181,552      16.49          27.37
December 31, 1997.......  57,000   250,000  475,174  225,174  225,174      17.00          25.61
December 31, 1998.......  60,800   250,000  552,714  302,714  302,714      18.33          24.73

ZENITH BOND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1983.......   3,800   250,000  253,385    3,385    2,286     -76.78%           --
December 31, 1984.......   7,600   250,000  256,942    6,942    5,775     -28.88       2,104.80%
December 31, 1985.......  11,400   250,000  261,310   11,310    9,411     -13.72         458.63
December 31, 1986.......  15,200   250,000  265,874   15,874   14,037      -4.28         218.77
December 31, 1987.......  19,000   250,000  269,030   19,030   17,256      -4.09         135.29
December 31, 1988.......  22,800   250,000  273,390   23,390   21,773      -1.62          95.16
December 31, 1989.......  26,600   250,000  278,982   28,982   27,655       1.16          72.18
December 31, 1990.......  30,400   250,000  284,054   34,054   33,016       2.14          57.38
December 31, 1991.......  34,200   250,000  292,888   42,888   42,140       4.75          47.45
December 31, 1992.......  38,000   250,000  298,800   48,800   48,341       4.89          40.04
December 31, 1993.......  41,800   250,000  307,275   57,275   57,106       5.70          34.57
December 31, 1994.......  45,600   250,000  307,530   57,530   57,530       3.90          29.91
December 31, 1995.......  49,400   250,000  322,277   72,277   72,277       5.81          26.81
December 31, 1996.......  53,200   250,000  327,983   77,983   77,983       5.40          23.94
December 31, 1997.......  57,000   250,000  338,699   88,699   88,699       5.78          21.72
December 31, 1998.......  60,800   250,000  348,790   98,790   98,790       5.91          19.84

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1983.......   3,800   250,000  253,392    3,392    2,293     -76.57%           --
December 31, 1984.......   7,600   250,000  256,730    6,730    5,563     -32.31       2,103.40%
December 31, 1985.......  11,400   250,000  260,261   10,261    8,362     -21.70         457.59
December 31, 1986.......  15,200   250,000  263,843   13,843   12,006     -12.51         217.94
December 31, 1987.......  19,000   250,000  267,572   17,572   15,798      -7.82         134.95
December 31, 1988.......  22,800   250,000  271,691   21,691   20,074      -4.47          94.88
December 31, 1989.......  26,600   250,000  276,412   26,412   25,085      -1.76          71.87
December 31, 1990.......  30,400   250,000  281,215   31,215   30,177       -.19          57.11
December 31, 1991.......  34,200   250,000  285,725   35,725   34,977        .52          46.89
December 31, 1992.......  38,000   250,000  289,571   39,571   39,113        .59          39.43
December 31, 1993.......  41,800   250,000  293,207   43,207   43,038        .54          33.77
December 31, 1994.......  45,600   250,000  297,391   47,391   47,391        .66          29.40
December 31, 1995.......  49,400   250,000  302,526   52,526   52,526        .96          25.95
December 31, 1996.......  53,200   250,000  307,620   57,620   57,620       1.16          23.13
December 31, 1997.......  57,000   250,000  313,036   63,036   63,036       1.36          20.82
December 31, 1998.......  60,800   250,000  318,573   68,573   68,573       1.51          18.87

ZENITH STOCK INDEX SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1987.......   3,800   250,000  252,721    2,721    1,623     -72.00%           --
December 31, 1988.......   7,600   250,000  256,283    6,283    5,132     -29.46       1,088.88%
December 31, 1989.......  11,400   250,000  261,845   11,845    9,962      -7.89         346.08
December 31, 1990.......  15,200   250,000  264,008   14,008   12,187      -9.97         183.40
December 31, 1991.......  19,000   250,000  271,322   21,322   19,563       1.10         120.05
December 31, 1992.......  22,800   250,000  275,761   25,761   24,217       1.90          86.79
December 31, 1993.......  26,600   250,000  281,081   31,081   29,826       3.12          66.96
December 31, 1994.......  30,400   250,000  284,071   34,071   33,106       2.04          53.68
December 31, 1995.......  34,200   250,000  300,087   50,087   49,412       7.77          45.30
December 31, 1996.......  38,000   250,000  313,570   63,570   63,184       9.60          38.93
December 31, 1997.......  41,800   250,000  337,010   87,010   86,913      12.43          34.53
December 31, 1998.......  45,600   250,000  363,474  113,474  113,474      14.05          31.13

ZENITH MANAGED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1987.......   3,800   250,000  253,085    3,085    1,987     -62.08%           --
December 31, 1988.......   7,600   250,000  256,457    6,457    5,306     -27.26       1,089.39%
December 31, 1989.......  11,400   250,000  261,086   11,086    9,202     -12.35         345.54
December 31, 1990.......  15,200   250,000  264,382   14,382   12,561      -8.63         183.52
December 31, 1991.......  19,000   250,000  270,343   20,343   18,585       -.83         119.85
December 31, 1992.......  22,800   250,000  274,646   24,646   23,101        .41          86.63
December 31, 1993.......  26,600   250,000  280,041   30,041   28,786       2.15          66.84
December 31, 1994.......  30,400   250,000  282,341   32,341   31,376        .76          53.52
December 31, 1995.......  34,200   250,000  295,706   45,706   45,030       5.83          44.99
December 31, 1996.......  38,000   250,000  304,983   54,983   54,597       6.89          38.41
December 31, 1997.......  41,800   250,000  322,380   72,380   72,283       9.37          33.80
December 31, 1998.......  45,600   250,000  338,852   88,852   88,852      10.39          30.10

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
April 30, 1993.......... $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1993.......   3,800   250,000  253,511    3,511    2,412     -49.18%           --
December 31, 1994.......   7,600   250,000  256,417    6,417    5,271     -27.65       1,084.22%
December 31, 1995.......  11,400   250,000  262,383   12,383   10,505      -4.82         345.70
December 31, 1996.......  15,200   250,000  267,737   17,737   15,921       2.14         184.39
December 31, 1997.......  19,000   250,000  277,143   27,143   25,390      11.01         121.12
December 31, 1998.......  22,800   250,000  286,570   36,570   35,049      13.67          88.27

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
April 30, 1993.......... $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1993.......   3,800   250,000  253,528    3,528    2,430     -48.64%           --
December 31, 1994.......   7,600   250,000  256,482    6,482    5,336     -26.82       1,084.41%
December 31, 1995.......  11,400   250,000  262,068   12,068   10,189      -6.58         345.48
December 31, 1996.......  15,200   250,000  267,169   17,169   15,353        .46         184.20
December 31, 1997.......  19,000   250,000  273,443   23,443   21,690       4.99         120.36
December 31, 1998.......  22,800   250,000  274,245   24,245   22,725      -0.10          86.51

ZENITH SMALL CAP SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1994............. $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1994.......   3,800   250,000  252,963   2,963   1,865      -65.67%           --
December 31, 1995.......   7,600   250,000  257,383   7,383   6,232      -15.93       1,097.19%
December 31, 1996.......  11,400   250,000  262,954  12,954  11,070       -1.75         347.62
December 31, 1997.......  15,200   250,000  269,747  19,747  17,926        7.74         185.57
December 31, 1998.......  19,000   250,000  271,730  21,730  19,972        1.88         120.25

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1994.......   3,800   250,000  253,394   3,394   2,296      -95.10%           --
December 31, 1995.......   7,600   250,000  257,224   7,224   6,047      -30.78       3,516.26%
December 31, 1996.......  11,400   250,000  261,426  11,426   9,516      -14.98         553.69
December 31, 1997.......  15,200   250,000  266,156  16,156  14,309       -3.61         243.99
December 31, 1998.......  19,000   250,000  270,536  20,536  18,751        -.61         146.26

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1994.......   3,800   250,000  253,478   3,478   2,380      -93.92%           --
December 31, 1995.......   7,600   250,000  256,778   6,778   5,601      -39.63       3,510.76%
December 31, 1996.......  11,400   250,000  260,184  10,184   8,275      -25.92         552.14
December 31, 1997.......  15,200   250,000  262,852  12,852  11,005      -18.96         242.45
December 31, 1998.......  19,000   250,000  266,670  16,670  14,886      -11.23         145.26

ZENITH VENTURE VALUE SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1994.......   3,800   250,000  253,288   3,288   2,190      -96.30%           --
December 31, 1995.......   7,600   250,000  257,541   7,541   6,364      -24.49       3,520.17%
December 31, 1996.......  11,400   250,000  262,497  12,497  10,587       -6.25         555.03
December 31, 1997.......  15,200   250,000  269,531  19,531  17,684        9.19         245.54
December 31, 1998.......  19,000   250,000  275,294  25,294  23,510        9.88         147.48

ZENITH EQUITY GROWTH SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1994.......   3,800   250,000  253,209   3,209   2,110      -97.04%           --
December 31, 1995.......   7,600   250,000  257,544   7,544   6,367      -24.42       3,520.21%
December 31, 1996.......  11,400   250,000  261,506  11,506   9,597      -14.30         553.80
December 31, 1997.......  15,200   250,000  267,280  17,280  15,433         .91         244.51
December 31, 1998.......  19,000   250,000  278,755  28,755  26,971       16.32         148.35

EQUITY-INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 9, 1986......... $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1986.......   3,800   250,000  253,410   3,410   2,312      -88.75%           --
December 31, 1987.......   7,600   250,000  255,705   5,705   4,528      -56.22       2,904.05%
December 31, 1988.......  11,400   250,000  259,811   9,811   7,902      -27.93         516.76
December 31, 1989.......  15,200   250,000  264,376  14,376  12,529      -11.02         234.29
December 31, 1990.......  19,000   250,000  265,121  15,121  13,336      -15.81         141.20
December 31, 1991.......  22,800   250,000  272,768  22,768  21,103       -2.84          98.75
December 31, 1992.......  26,600   250,000  279,557  29,557  28,181        1.79          74.52
December 31, 1993.......  30,400   250,000  287,476  37,476  36,390        4.78          59.22
December 31, 1994.......  34,200   250,000  292,513  42,513  41,716        4.64          48.50
December 31, 1995.......  38,000   250,000  310,228  60,228  59,721        9.29          41.58
December 31, 1996.......  41,800   250,000  320,873  70,873  70,656        9.67          35.94
December 31, 1997.......  45,600   250,000  342,785  92,785  92,785       11.78          32.07
December 31, 1998.......  49,400   250,000  356,169 106,169 106,169       11.58          28.60

OVERSEAS SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
January 28, 1987........ $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1987.......   3,800   250,000  252,710   2,710   1,612      -60.50%           --
December 31, 1988.......   7,600   250,000  256,327   6,327   5,197      -23.94         742.67%
December 31, 1989.......  11,400   250,000  261,346  11,346   9,484       -9.27         286.02
December 31, 1990.......  15,200   250,000  263,999  13,999  12,199       -8.88         162.22
December 31, 1991.......  19,000   250,000  268,126  18,126  16,388       -5.02         109.08
December 31, 1992.......  22,800   250,000  268,521  18,521  17,073       -8.40          79.82
December 31, 1993.......  26,600   250,000  279,084  29,084  27,925        1.24          62.90
December 31, 1994.......  30,400   250,000  281,935  31,935  31,066         .49          50.85
December 31, 1995.......  34,200   250,000  288,372  38,372  37,793        2.02          42.52
December 31, 1996.......  38,000   250,000  295,932  45,932  45,643        3.35          36.39
December 31, 1997.......  41,800   250,000  304,011  54,011  54,011        4.27          31.69
December 31, 1998.......  45,600   250,000  313,478  63,478  63,478        5.05          28.04

HIGH INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
September 19, 1985...... $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1985.......   3,800   250,000  253,557   3,557   2,458      -78.63%           --
December 31, 1986.......   7,600   250,000  257,190   7,190   6,018      -26.95       2,499.11%
December 31, 1987.......  11,400   250,000  260,143  10,143   8,239      -23.85         488.48
December 31, 1988.......  15,200   250,000  264,190  14,190  12,348      -11.46         226.63
December 31, 1989.......  19,000   250,000  266,240  16,240  14,461      -11.89         138.29
December 31, 1990.......  22,800   250,000  268,587  18,587  16,945      -10.72          96.34
December 31, 1991.......  26,600   250,000  277,838  27,838  26,486        -.13          73.26
December 31, 1992.......  30,400   250,000  286,814  36,814  35,752        4.26          58.46
December 31, 1993.......  34,200   250,000  296,897  46,897  46,125        6.87          48.35
December 31, 1994.......  38,000   250,000  298,576  48,576  48,094        4.85          40.46
December 31, 1995.......  41,800   250,000  311,030  61,030  60,837        6.91          35.12
December 31, 1996.......  45,600   250,000  321,711  71,711  71,711        7.56          30.86
December 31, 1997.......  49,400   250,000  336,527  86,527  86,527        8.53          27.63
December 31, 1998.......  53,200   250,000  335,165  85,165  85,165        6.66          24.39

ASSET MANAGER SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
September 6, 1989....... $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1989.......   3,800   250,000  253,383   3,383   2,285      -79.81%           --
December 31, 1990.......   7,600   250,000  256,656   6,656   5,484      -34.74       2,269.84%
December 31, 1991.......  11,400   250,000  261,156  11,156   9,252      -15.24         472.30
December 31, 1992.......  15,200   250,000  265,389  15,389  13,547       -6.27         222.43
December 31, 1993.......  19,000   250,000  271,570  21,570  19,791        1.76         137.57
December 31, 1994.......  22,800   250,000  272,761  22,761  21,120       -2.72          95.96
December 31, 1995.......  26,600   250,000  279,497  29,497  28,145        1.70          72.80
December 31, 1996.......  30,400   250,000  286,536  36,536  35,474        4.02          57.99
December 31, 1997.......  34,200   250,000  296,568  46,568  45,796        6.65          48.00
December 31, 1998.......  38,000   250,000  306,327  56,327  55,844        7.80          40.72

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                     MALE NON-SMOKER PREFERRED RISK AGE 40
                             $500,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1983.......    7,600  500,000  500,000    7,380    5,184     -66.70%           --
December 31, 1984.......   15,200  500,000  500,000   13,482   11,149     -32.13       2,058.98%
December 31, 1985.......   22,800  500,000  500,000   30,134   26,336      10.99         447.23
December 31, 1986.......   30,400  500,000  500,000   64,593   60,920      40.23         212.13
December 31, 1987.......   38,000  500,000  500,000  102,726   99,178      42.76         130.64
December 31, 1988.......   45,600  500,000  500,000   99,370   96,136      26.40          91.23
December 31, 1989.......   53,200  500,000  500,000  135,379  132,725      27.07          68.52
December 31, 1990.......   60,800  500,000  500,000  135,020  132,945      19.88          53.94
December 31, 1991.......   68,400  500,000  500,000  213,508  212,012      25.01          43.89
December 31, 1992.......   76,000  500,000  500,000  206,107  205,190      19.54          36.58
December 31, 1993.......   83,600  500,000  500,000  241,943  241,605      18.73          31.06
December 31, 1994.......   91,200  500,000  500,000  227,431  227,431      14.73          26.76
December 31, 1995.......   98,800  500,000  550,159  321,731  321,731      17.24          24.64
December 31, 1996.......  106,400  500,000  644,000  392,683  392,683      17.48          23.71
December 31, 1997.......  114,000  500,000  765,145  487,354  487,354      17.92          23.12
December 31, 1998.......  121,600  500,000  983,201  655,467  655,467      19.18          23.49

ZENITH BOND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1983.......    7,600  500,000  500,000    6,962    4,766     -73.84%           --
December 31, 1984.......   15,200  500,000  500,000   14,519   12,185     -23.78       2,058.98%
December 31, 1985.......   22,800  500,000  500,000   23,787   19,989      -9.53         447.23
December 31, 1986.......   30,400  500,000  500,000   33,527   29,854       -.98         212.13
December 31, 1987.......   38,000  500,000  500,000   40,335   36,787      -1.38         130.64
December 31, 1988.......   45,600  500,000  500,000   49,727   46,493        .68          91.23
December 31, 1989.......   53,200  500,000  500,000   61,810   59,156       3.16          68.52
December 31, 1990.......   60,800  500,000  500,000   72,838   70,763       3.92          53.94
December 31, 1991.......   68,400  500,000  500,000   91,991   90,495       6.34          43.89
December 31, 1992.......   76,000  500,000  500,000  104,976  104,059       6.35          36.58
December 31, 1993.......   83,600  500,000  500,000  123,546  123,208       7.06          31.06
December 31, 1994.......   91,200  500,000  500,000  124,386  124,386       5.18          26.76
December 31, 1995.......   98,800  500,000  500,000  156,508  156,508       6.98          23.33
December 31, 1996.......  106,400  500,000  500,000  168,977  168,977       6.49          20.53
December 31, 1997.......  114,000  500,000  500,000  192,356  192,356       6.80          18.22
December 31, 1998.......  121,600  500,000  500,000  214,530  214,530       6.87          16.27

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1983.......    7,600  500,000  500,000    6,977    4,781     -73.60%           --
December 31, 1984.......   15,200  500,000  500,000   14,078   11,744     -27.32       2,058.98%
December 31, 1985.......   22,800  500,000  500,000   21,583   17,785     -17.59         447.23
December 31, 1986.......   30,400  500,000  500,000   29,243   25,570      -9.23         212.13
December 31, 1987.......   38,000  500,000  500,000   37,261   33,713      -5.08         130.64
December 31, 1988.......   45,600  500,000  500,000   46,144   42,910      -2.14          91.23
December 31, 1989.......   53,200  500,000  500,000   56,363   53,708        .28          68.52
December 31, 1990.......   60,800  500,000  500,000   66,809   64,734       1.62          53.94
December 31, 1991.......   68,400  500,000  500,000   76,680   75,184       2.16          43.89
December 31, 1992.......   76,000  500,000  500,000   85,182   84,265       2.11          36.58
December 31, 1993.......   83,600  500,000  500,000   93,267   92,929       1.96          31.06
December 31, 1994.......   91,200  500,000  500,000  102,545  102,545       1.98          26.76
December 31, 1995.......   98,800  500,000  500,000  113,791  113,791       2.20          23.33
December 31, 1996.......  106,400  500,000  500,000  124,845  124,845       2.30          20.53
December 31, 1997.......  114,000  500,000  500,000  136,597  136,597       2.42          18.22
December 31, 1998.......  121,600  500,000  500,000  148,705  148,705       2.51          16.27

ZENITH STOCK INDEX SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $ 7,600  $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1987.......   7,600   500,000  500,000    5,684    3,488     -68.81%           --
December 31, 1988.......  15,200   500,000  500,000   13,243   10,941     -25.20       1,070.47%
December 31, 1989.......  22,800   500,000  500,000   25,039   21,272      -4.11         337.59
December 31, 1990.......  30,400   500,000  500,000   29,710   26,068      -6.98         178.58
December 31, 1991.......  38,000   500,000  500,000   45,366   41,849       3.63         115.51
December 31, 1992.......  45,600   500,000  500,000   54,955   51,866       4.07          82.89
December 31, 1993.......  53,200   500,000  500,000   66,479   63,969       5.02          63.34
December 31, 1994.......  60,800   500,000  500,000   73,059   71,128       3.75          50.46
December 31, 1995.......  68,400   500,000  500,000  107,670  106,319       9.29          41.41
December 31, 1996.......  76,000   500,000  500,000  136,992  136,220      10.99          34.74
December 31, 1997.......  83,600   500,000  500,000  187,918  187,725      13.70          29.65
December 31, 1998.......  91,200   500,000  500,000  245,616  245,616      15.22          25.65

ZENITH MANAGED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $ 7,600  $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1987.......   7,600   500,000  500,000    6,442    4,246     -58.14%           --
December 31, 1988.......  15,200   500,000  500,000   13,601   11,299     -22.98       1,070.47%
December 31, 1989.......  22,800   500,000  500,000   23,425   19,659      -8.65         337.59
December 31, 1990.......  30,400   500,000  500,000   30,489   26,847      -5.66         178.58
December 31, 1991.......  38,000   500,000  500,000   43,261   39,745       1.69         115.51
December 31, 1992.......  45,600   500,000  500,000   52,549   49,460       2.57          82.89
December 31, 1993.......  53,200   500,000  500,000   64,230   61,720       4.04          63.34
December 31, 1994.......  60,800   500,000  500,000   69,328   67,397       2.46          50.46
December 31, 1995.......  68,400   500,000  500,000   98,230   96,878       7.36          41.41
December 31, 1996.......  76,000   500,000  500,000  118,469  117,696       8.28          34.74
December 31, 1997.......  83,600   500,000  500,000  156,311  156,118      10.65          29.65
December 31, 1998.......  91,200   500,000  500,000  192,312  192,312      11.57          25.65

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1993.......   7,600   500,000  500,000   7,352   5,156      -43.90%           --
December 31, 1994.......  15,200   500,000  500,000  13,535  11,243      -23.27       1,065.53%
December 31, 1995.......  22,800   500,000  500,000  26,179  22,423        -.99         336.86
December 31, 1996.......  30,400   500,000  500,000  37,619  33,988        5.19         178.34
December 31, 1997.......  38,000   500,000  500,000  57,685  54,178       13.52         115.39
December 31, 1998.......  45,600   500,000  500,000  77,934  74,893       15.79          82.83

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1993.......   7,600   500,000  500,000   7,387   5,191      -43.33%           --
December 31, 1994.......  15,200   500,000  500,000  13,668  11,376      -22.45       1,065.53%
December 31, 1995.......  22,800   500,000  500,000  25,501  21,745       -2.81         336.86
December 31, 1996.......  30,400   500,000  500,000  36,403  32,772        3.49         178.34
December 31, 1997.......  38,000   500,000  500,000  49,809  46,303        7.47         115.39
December 31, 1998.......  45,600   500,000  500,000  51,719  48,678        2.06          82.83

ZENITH SMALL CAP SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1994............. $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   6,197   4,001      -61.86%           --
December 31, 1995.......  15,200   500,000  500,000  15,555  13,253      -11.23       1,075.45%
December 31, 1996.......  22,800   500,000  500,000  27,389  23,622        2.14         338.33
December 31, 1997.......  30,400   500,000  500,000  41,836  38,194       10.78         178.83
December 31, 1998.......  38,000   500,000  500,000  46,225  42,708        4.41         115.62

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   6,919   4,723      -94.20%           --
December 31, 1995.......  15,200   500,000  500,000  15,040  12,686      -24.90       3,427.01%
December 31, 1996.......  22,800   500,000  500,000  23,948  20,129      -10.44         539.22
December 31, 1997.......  30,400   500,000  500,000  34,025  30,331        -.14         236.33
December 31, 1998.......  38,000   500,000  500,000  43,410  39,841        2.18         140.81

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   7,089   4,893      -92.83%           --
December 31, 1995.......  15,200   500,000  500,000  14,109  11,755      -34.15       3,427.01%
December 31, 1996.......  22,800   500,000  500,000  21,337  17,518      -21.53         539.22
December 31, 1997.......  30,400   500,000  500,000  27,056  23,362      -15.51         236.33
December 31, 1998.......  38,000   500,000  500,000  35,226  31,657       -8.41         140.81

ZENITH VENTURE VALUE SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   6,706   4,510      -95.60%           --
December 31, 1995.......  15,200   500,000  500,000  15,705  13,351      -18.30       3,427.01%
December 31, 1996.......  22,800   500,000  500,000  26,197  22,378       -1.60         539.22
December 31, 1997.......  30,400   500,000  500,000  41,133  37,439       12.70         236.33
December 31, 1998.......  38,000   500,000  500,000  53,455  49,886       12.64         140.81

ZENITH EQUITY GROWTH SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   6,544   4,348      -96.46%           --
December 31, 1995.......  15,200   500,000  500,000  15,721  13,367      -18.14       3,427.01%
December 31, 1996.......  22,800   500,000  500,000  24,123  20,304       -9.73         539.22
December 31, 1997.......  30,400   500,000  500,000  36,400  32,706        4.41         236.33
December 31, 1998.......  38,000   500,000  500,000  60,794  57,225       19.11         140.81

EQUITY-INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
October 9, 1986......... $ 7,600  $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1986.......   7,600   500,000  500,000    6,950    4,754     -87.30%           --
December 31, 1987.......  15,200   500,000  500,000   11,878    9,524     -51.96       2,847.86%
December 31, 1988.......  22,800   500,000  500,000   20,581   16,763     -23.69         505.26
December 31, 1989.......  30,400   500,000  500,000   30,319   26,625      -7.60         227.75
December 31, 1990.......  38,000   500,000  500,000   31,969   28,400     -13.01         137.27
December 31, 1991.......  45,600   500,000  500,000   48,322   44,992       -.49          94.76
December 31, 1992.......  53,200   500,000  500,000   62,919   60,168       3.80          70.66
December 31, 1993.......  60,800   500,000  500,000   80,034   77,862       6.56          55.37
December 31, 1994.......  68,400   500,000  500,000   91,049   89,456       6.25          44.89
December 31, 1995.......  76,000   500,000  500,000  129,386  128,372      10.73          37.32
December 31, 1996.......  83,600   500,000  500,000  152,651  152,217      11.00          31.62
December 31, 1997.......  91,200   500,000  500,000  200,371  200,371      12.99          27.20
December 31, 1998.......  98,800   500,000  500,000  229,621  229,621      12.71          23.68

OVERSEAS SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
January 28, 1987........ $ 7,600  $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1987.......   7,600   500,000  500,000    5,790    3,594     -55.56%           --
December 31, 1988.......  15,200   500,000  500,000   13,452   11,192     -19.69         731.16%
December 31, 1989.......  22,800   500,000  500,000   24,140   20,415      -5.64         279.55
December 31, 1990.......  30,400   500,000  500,000   29,852   26,252      -5.97         158.04
December 31, 1991.......  38,000   500,000  500,000   38,734   35,258      -2.55         105.56
December 31, 1992.......  45,600   500,000  500,000   39,700   36,804      -6.23          77.19
December 31, 1993.......  53,200   500,000  500,000   62,423   60,107       3.11          59.70
December 31, 1994.......  60,800   500,000  500,000   68,708   66,971       2.18          47.97
December 31, 1995.......  68,400   500,000  500,000   82,756   81,597       3.56          39.61
December 31, 1996.......  76,000   500,000  500,000   99,289   98,709       4.77          33.39
December 31, 1997.......  83,600   500,000  500,000  117,002  117,002       5.58          28.61
December 31, 1998.......  91,200   500,000  500,000  137,733  137,733       6.27          24.82

HIGH INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
September 19, 1985...... $ 7,600  $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1985.......   7,600   500,000  500,000    7,282    5,086     -75.91%           --
December 31, 1986.......  15,200   500,000  500,000   14,995   12,651     -21.66       2,440.56%
December 31, 1987.......  22,800   500,000  500,000   21,280   17,472     -19.76         477.39
December 31, 1988.......  30,400   500,000  500,000   29,916   26,232      -8.17         220.41
December 31, 1989.......  38,000   500,000  500,000   34,376   30,818      -9.14         134.18
December 31, 1990.......  45,600   500,000  500,000   39,489   36,207      -8.32          93.12
December 31, 1991.......  53,200   500,000  500,000   59,362   56,659       1.92          69.67
December 31, 1992.......  60,800   500,000  500,000   78,748   76,624       6.05          54.71
December 31, 1993.......  68,400   500,000  500,000  100,589   99,045       8.47          44.43
December 31, 1994.......  76,000   500,000  500,000  104,474  103,509       6.33          36.98
December 31, 1995.......  83,600   500,000  500,000  131,622  131,236       8.27          31.37
December 31, 1996.......  91,200   500,000  500,000  155,034  155,034       8.81          27.00
December 31, 1997.......  98,800   500,000  500,000  187,405  187,405       9.69          23.52
December 31, 1998....... 106,400   500,000  500,000  184,580  184,580       7.75          20.69

ASSET MANAGER SUB-ACCOUNT

                          TOTAL   MINIMUM   VARIABLE                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- ---------- -------- -------- -------------- -------------
September 6, 1989....... $  7,600 $500,000 $  500,000 $  7,121 $  4,924        --             --
December 31, 1989.......    7,600  500,000    500,000    6,929    4,733     -77.47%           --
December 31, 1990.......   15,200  500,000    500,000   13,891   11,548     -29.90       2,221.58%
December 31, 1991.......   22,800  500,000    500,000   23,430   19,622     -11.08         460.64
December 31, 1992.......   30,400  500,000    500,000   32,462   28,778      -3.00         215.86
December 31, 1993.......   38,000  500,000    500,000   45,681   42,122       4.46         132.24
December 31, 1994.......   45,600  500,000    500,000   48,352   45,070       -.41          92.09
December 31, 1995.......   53,200  500,000    500,000   62,874   60,171       3.70          69.04
December 31, 1996.......   60,800  500,000    500,000   78,098   75,974       5.78          54.29
December 31, 1997.......   68,400  500,000    500,000   99,834   98,289       8.24          44.14
December 31, 1998.......   76,000  500,000    500,000  121,058  120,092       9.23          36.77

                             OPTION 2 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM   VARIABLE                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- ---------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $  507,120 $  7,120 $  4,924        --             --
December 31, 1983.......    7,600  500,000    507,376    7,376    5,180     -66.78%           --
December 31, 1984.......   15,200  500,000    513,465   13,465   11,132     -32.27       2,103.42%
December 31, 1985.......   22,800  500,000    530,070   30,070   26,272      10.80         462.32
December 31, 1986.......   30,400  500,000    564,378   64,378   60,705      40.01         225.31
December 31, 1987.......   38,000  500,000    602,237  102,237   98,689      42.53         142.58
December 31, 1988.......   45,600  500,000    598,767   98,767   95,533      26.17          99.21
December 31, 1989.......   53,200  500,000    634,358  134,358  131,703      26.84          76.53
December 31, 1990.......   60,800  500,000    633,806  133,806  131,731      19.64          60.35
December 31, 1991.......   68,400  500,000    711,253  211,253  209,757      24.78          51.87
December 31, 1992.......   76,000  500,000    703,602  203,602  202,684      19.30          43.22
December 31, 1993.......   83,600  500,000    738,615  238,615  238,277      18.49          37.72
December 31, 1994.......   91,200  500,000    723,939  223,939  223,939      14.49          32.39
December 31, 1995.......   98,800  500,000    816,256  316,256  316,256      17.00          30.06
December 31, 1996.......  106,400  500,000    885,416  385,416  385,416      17.24          27.69
December 31, 1997.......  114,000  500,000    977,819  477,819  477,819      17.69          25.94
December 31, 1998.......  121,600  500,000  1,142,132  642,132  642,132      18.96          25.07

ZENITH BOND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM   VARIABLE                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- ---------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $  507,120 $  7,120 $  4,924        --             --
December 31, 1983.......    7,600  500,000    506,958    6,958    4,762     -73.91%           --
December 31, 1984.......   15,200  500,000    514,500   14,500   12,167     -23.93       2,106.82%
December 31, 1985.......   22,800  500,000    523,738   23,738   19,940      -9.70         459.19
December 31, 1986.......   30,400  500,000    533,426   33,426   29,753      -1.16         219.12
December 31, 1987.......   38,000  500,000    540,173   40,173   36,625      -1.57         135.55
December 31, 1988.......   45,600  500,000    549,476   49,476   46,242        .49          95.38
December 31, 1989.......   53,200  500,000    561,427   61,427   58,773       2.97          72.39
December 31, 1990.......   60,800  500,000    572,301   72,301   70,225       3.72          57.58
December 31, 1991.......   68,400  500,000    591,193   91,193   89,697       6.14          47.66
December 31, 1992.......   76,000  500,000    603,917  103,917  103,000       6.15          40.24
December 31, 1993.......   83,600  500,000    622,126  122,126  121,788       6.85          34.78
December 31, 1994.......   91,200  500,000    622,788  122,788  122,788       4.97          30.10
December 31, 1995.......   98,800  500,000    654,254  154,254  154,254       6.77          27.02
December 31, 1996.......  106,400  500,000    666,237  166,237  166,237       6.27          24.13
December 31, 1997.......  114,000  500,000    688,832  188,832  188,832       6.56          21.92
December 31, 1998.......  121,600  500,000    710,086  210,086  210,086       6.63          20.03

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1983.......    7,600  500,000  506,973    6,973    4,777     -73.67%           --
December 31, 1984.......   15,200  500,000  514,060   14,060   11,726     -27.47       2,105.38%
December 31, 1985.......   22,800  500,000  521,540   21,540   17,741     -17.76         458.09
December 31, 1986.......   30,400  500,000  529,158   29,158   25,485      -9.40         218.24
December 31, 1987.......   38,000  500,000  537,116   37,116   33,568      -5.26         135.18
December 31, 1988.......   45,600  500,000  545,919   45,919   42,685      -2.32          95.09
December 31, 1989.......   53,200  500,000  556,025   56,025   53,371        .10          72.06
December 31, 1990.......   60,800  500,000  566,331   66,331   64,256       1.43          57.29
December 31, 1991.......   68,400  500,000  576,036   76,036   74,540       1.97          47.07
December 31, 1992.......   76,000  500,000  584,356   84,356   83,439       1.91          39.60
December 31, 1993.......   83,600  500,000  592,246   92,246   91,908       1.76          33.94
December 31, 1994.......   91,200  500,000  601,295  101,295  101,295       1.78          29.56
December 31, 1995.......   98,800  500,000  612,243  112,243  112,243       1.99          26.11
December 31, 1996.......  106,400  500,000  622,937  122,937  122,937       2.08          23.29
December 31, 1997.......  114,000  500,000  634,244  134,244  134,244       2.19          20.97
December 31, 1998.......  121,600  500,000  645,813  145,813  145,813       2.27          19.02

ZENITH STOCK INDEX SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $  7,600 $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1987.......    7,600  500,000  505,679    5,679    3,483     -68.88%           --
December 31, 1988.......   15,200  500,000  513,222   13,222   10,920     -25.33       1,089.84%
December 31, 1989.......   22,800  500,000  524,979   24,979   21,212      -4.27         346.53
December 31, 1990.......   30,400  500,000  529,611   29,611   25,969      -7.15         183.67
December 31, 1991.......   38,000  500,000  545,166   45,166   41,649       3.45         120.31
December 31, 1992.......   45,600  500,000  554,653   54,653   51,564       3.89          87.02
December 31, 1993.......   53,200  500,000  566,034   66,034   63,524       4.83          67.17
December 31, 1994.......   60,800  500,000  572,481   72,481   70,551       3.55          53.87
December 31, 1995.......   68,400  500,000  606,674  106,674  105,323       9.10          45.53
December 31, 1996.......   76,000  500,000  635,522  135,522  134,749      10.79          39.17
December 31, 1997.......   83,600  500,000  685,622  185,622  185,429      13.50          34.81
December 31, 1998.......   91,200  500,000  742,210  242,210  242,210      15.01          31.43

ZENITH MANAGED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1987.......   7,600   500,000  506,436    6,436    4,240     -58.23%           --
December 31, 1988.......  15,200   500,000  513,579   13,579   11,277     -23.11       1,090.36%
December 31, 1989.......  22,800   500,000  523,370   23,370   19,603      -8.81         345.96
December 31, 1990.......  30,400   500,000  530,388   30,388   26,746      -5.83         183.80
December 31, 1991.......  38,000   500,000  543,073   43,073   39,557       1.51         120.09
December 31, 1992.......  45,600   500,000  552,264   52,264   49,175       2.38          86.85
December 31, 1993.......  53,200   500,000  563,805   63,805   61,295       3.86          67.05
December 31, 1994.......  60,800   500,000  568,787   68,787   66,856       2.27          53.71
December 31, 1995.......  68,400   500,000  597,334   97,334   95,982       7.16          45.20
December 31, 1996.......  76,000   500,000  617,219  117,219  116,447       8.09          38.63
December 31, 1997.......  83,600   500,000  654,440  154,440  154,247      10.45          34.04
December 31, 1998.......  91,200   500,000  689,708  189,708  189,708      11.37          30.36

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 7,600  $500,000 $507,120 $ 7,120 $ 4,924         --             --
December 31, 1993.......   7,600   500,000  507,345   7,345   5,148      -44.02%           --
December 31, 1994.......  15,200   500,000  513,511  13,511  11,219      -23.42       1,085.20%
December 31, 1995.......  22,800   500,000  526,113  26,113  22,356       -1.17         346.17
December 31, 1996.......  30,400   500,000  537,484  37,484  33,853        5.01         184.73
December 31, 1997.......  38,000   500,000  557,414  57,414  53,907       13.32         121.43
December 31, 1998.......  45,600   500,000  577,469  77,469  74,429       15.59          88.57

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 7,600  $500,000 $507,120 $ 7,120 $ 4,924         --             --
December 31, 1993.......   7,600   500,000  507,380   7,380   5,183      -43.45%           --
December 31, 1994.......  15,200   500,000  513,644  13,644  11,352      -22.60       1,085.39%
December 31, 1995.......  22,800   500,000  525,436  25,436  21,680       -2.99         345.93
December 31, 1996.......  30,400   500,000  536,273  36,273  32,641        3.30         184.53
December 31, 1997.......  38,000   500,000  549,578  49,578  46,071        7.28         120.64
December 31, 1998.......  45,600   500,000  551,415  51,415  48,374        1.86          86.72

ZENITH SMALL CAP SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1994............. $ 7,600  $500,000 $507,120 $ 7,120 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  506,191   6,191   3,995      -61.94%           --
December 31, 1995.......  15,200   500,000  515,530  15,530  13,228      -11.38       1,098.31%
December 31, 1996.......  22,800   500,000  527,321  27,321  23,555        1.97         348.12
December 31, 1997.......  30,400   500,000  541,691  41,691  38,049       10.60         185.94
December 31, 1998.......  38,000   500,000  546,010  46,010  42,493        4.21         120.52

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $507,120 $ 7,120 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  506,917   6,917   4,270      -94.21%           --
December 31, 1995.......  15,200   500,000  515,024  15,024  12,669      -25.06       3,519.81%
December 31, 1996.......  22,800   500,000  523,904  23,904  20,085      -10.62         554.35
December 31, 1997.......  30,400   500,000  533,931  33,931  30,237        -.32         244.36
December 31, 1998.......  38,000   500,000  543,246  43,246  39,677        1.99         146.54

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $507,120 $ 7,120 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  507,087   7,087   4,890      -92.85%           --
December 31, 1995.......  15,200   500,000  514,095  14,095  11,740      -34.29       3,514.09%
December 31, 1996.......  22,800   500,000  521,300  21,300  17,481      -21.70         552.72
December 31, 1997.......  30,400   500,000  526,987  26,987  23,293      -15.68         242.75
December 31, 1998.......  38,000   500,000  535,103  35,103  31,534       -8.59         145.49

ZENITH VENTURE VALUE SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1994.......   7,600   500,000  506,704    6,704    4,507     -95.61%           --
December 31, 1995.......  15,200   500,000  515,688   15,688   13,334     -18.47       3,523.91%
December 31, 1996.......  22,800   500,000  526,147   26,147   22,328      -1.79         555.75
December 31, 1997.......  30,400   500,000  541,013   41,013   37,319      12.50         245.99
December 31, 1998.......  38,000   500,000  553,242   53,242   49,673      12.44         147.81

ZENITH EQUITY GROWTH SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1994.......   7,600   500,000  506,542    6,542    4,345     -96.47%           --
December 31, 1995.......  15,200   500,000  515,703   15,703   13,349     -18.31       3,524.00%
December 31, 1996.......  22,800   500,000  524,077   24,077   20,258      -9.91         554.46
December 31, 1997.......  30,400   500,000  536,297   36,297   32,603       4.22         244.91
December 31, 1998.......  38,000   500,000  560,553   60,553   56,984      18.91         148.73

EQUITY-INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
October 9, 1986......... $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1986.......   7,600   500,000  506,948    6,948    4,751     -87.33%           --
December 31, 1987.......  15,200   500,000  511,865   11,865    9,511     -52.07       2,906.29%
December 31, 1988.......  22,800   500,000  520,545   20,545   16,726     -23.85         517.29
December 31, 1989.......  30,400   500,000  530,237   30,237   26,543      -7.77         234.62
December 31, 1990.......  38,000   500,000  531,858   31,858   28,289     -13.19         141.41
December 31, 1991.......  45,600   500,000  548,105   48,105   44,775       -.67          98.96
December 31, 1992.......  53,200   500,000  562,567   62,567   59,815       3.62          74.73
December 31, 1993.......  60,800   500,000  579,482   79,482   77,310       6.37          59.44
December 31, 1994.......  68,400   500,000  590,301   90,301   88,708       6.05          48.71
December 31, 1995.......  76,000   500,000  628,129  128,129  127,115      10.53          41.83
December 31, 1996.......  83,600   500,000  650,940  150,940  150,505      10.80          36.19
December 31, 1997.......  91,200   500,000  697,812  197,812  197,812      12.79          32.34
December 31, 1998.......  98,800   500,000  726,314  226,314  226,314      12.50          28.87

OVERSEAS SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
January 28, 1987........ $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1987.......   7,600   500,000  505,782    5,782    3,586     -55.67%           --
December 31, 1988.......  15,200   500,000  513,425   13,425   11,164     -19.84         743.37%
December 31, 1989.......  22,800   500,000  524,070   24,070   20,345      -5.81         286.41
December 31, 1990.......  30,400   500,000  529,736   29,736   26,136      -6.14         162.47
December 31, 1991.......  38,000   500,000  538,544   38,544   35,068      -2.73         109.30
December 31, 1992.......  45,600   500,000  539,463   39,463   36,567      -6.42          79.99
December 31, 1993.......  53,200   500,000  561,984   61,984   59,667       2.92          63.10
December 31, 1994.......  60,800   500,000  568,139   68,139   66,402       1.99          51.03
December 31, 1995.......  68,400   500,000  581,963   81,963   80,804       3.37          42.71
December 31, 1996.......  76,000   500,000  598,204   98,204   97,625       4.57          36.58
December 31, 1997.......  83,600   500,000  615,573  115,573  115,573       5.38          31.89
December 31, 1998.......  91,200   500,000  635,852  135,852  135,852       6.06          28.24

HIGH INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
September 19, 1985...... $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1985.......   7,600   500,000  507,279    7,279    5,082     -75.97%           --
December 31, 1986.......  15,200   500,000  514,977   14,977   12,633     -21.82       2,501.52%
December 31, 1987.......  22,800   500,000  521,239   21,239   17,431     -19.93         489.00
December 31, 1988.......  30,400   500,000  529,832   29,832   26,149      -8.35         226.94
December 31, 1989.......  38,000   500,000  534,247   34,247   30,689      -9.32         138.51
December 31, 1990.......  45,600   500,000  539,305   39,305   36,022      -8.50          96.52
December 31, 1991.......  53,200   500,000  559,018   59,018   56,315       1.73          73.46
December 31, 1992.......  60,800   500,000  578,191   78,191   76,067       5.86          58.68
December 31, 1993.......  68,400   500,000  599,741   99,741   98,196       8.28          48.58
December 31, 1994.......  76,000   500,000  603,444  103,444  102,479       6.13          40.66
December 31, 1995.......  83,600   500,000  630,136  130,136  129,750       8.06          35.34
December 31, 1996.......  91,200   500,000  653,060  153,060  153,060       8.61          31.09
December 31, 1997.......  98,800   500,000  684,709  184,709  184,709       9.48          27.87
December 31, 1998....... 106,400   500,000  681,590  181,590  181,590       7.53          24.60

ASSET MANAGER SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
September 6, 1989....... $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1989.......   7,600   500,000  506,926    6,926    4,730     -77.52%           --
December 31, 1990.......  15,200   500,000  513,876   13,876   11,532     -30.03       2,271.89%
December 31, 1991.......  22,800   500,000  523,385   23,385   19,577     -11.24         472.86
December 31, 1992.......  30,400   500,000  532,370   32,370   28,686      -3.18         222.76
December 31, 1993.......  38,000   500,000  545,503   45,503   41,945       4.27         137.85
December 31, 1994.......  45,600   500,000  548,113   48,113   44,831       -.60          96.17
December 31, 1995.......  53,200   500,000  562,493   62,493   59,790       3.51          73.01
December 31, 1996.......  60,800   500,000  577,530   77,530   75,406       5.59          58.20
December 31, 1997.......  68,400   500,000  598,972   98,972   97,427       8.04          48.23
December 31, 1998.......  76,000   500,000  619,842  119,842  118,877       9.03          40.95

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

  The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

  Over the 54 20-year time periods beginning in 1926 and ending in 1998 (i.e., 1926-1945, 1927-1946, and so on through 1979-1998):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 51 of the 54 periods.

  --The average annual return of common stocks surpassed that of U.S.
    Treasury bills in each of the 54 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 54 periods.

  Over the 44 30-year periods beginning in 1926 and ending in 1998, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 44 periods.

  From 1926 through 1998 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                               ----------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                           SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1998.

  The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                         GREATER
                                               0-   5.01-  10.01- 15.01-  THAN
HOLDING                             NEGATIVE 5.00%  10.00% 15.00% 20.00% 20.00%
PERIOD                               RETURN  RETURN RETURN RETURN RETURN RETURN
-------                             -------- ------ ------ ------ ------ -------
 1 year............................    28%      4%    11%     7%    11%     39%
 5 years...........................    10%     15%    15%    31%    19%     10%
10 years...........................     3%     10%    34%    24%    27%      2%
20 years...........................     0%      6%    32%    55%     7%      0%

--------

Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely --not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund you chose does not follow these historical trends.

  You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  These are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  You may purchase life insurance on the lives of family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the Policy's death benefit.

MORTGAGE PROTECTION

  You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

  During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the Policy's death benefit.

KEY PERSON PROTECTION

  A business may purchase life insurance on the life of a key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the Policy's death benefit.

  Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE    NON-QUALIFIED           QUALIFIED
                                  INSURANCE    ANNUITIES     IRA'S    PENSION
                                  ---------- ------------- --------- ---------
   Annual Contribution Limits        No         No            Yes       Yes
   Income Eligibility Limits         No         No           Yes**      No
   Borrowing Treated as              No*        Yes        Loans not   Yes,
    Distributions                                           allowed   beyond
                                                                      $50,000
   Income Ordering Rules (Income     No*        Yes           Yes       Yes
    included in First
    Distribution)
   Early Withdrawal Penalties        No*        Yes***      Yes***    Yes***
   Minimum Distribution Rules by     No         No            Yes       Yes
    Age 70 1/2
   Maximum Annual Distribution       No         No            Yes       Yes
    Rules
   Anti-discrimination Rules         No         No            No        Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis

  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                APPENDIX F

                       TAX LAW AND THE DEATH BENEFIT

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

                                  TABLE I

         AGE OF                                 AGE OF
   INSURED AT START OF    PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
     THE POLICY YEAR       CASH VALUE*      THE POLICY YEAR      CASH VALUE*
   -------------------    -------------   -------------------   -------------
   0 through 40                250                61                 128
        41                     243                62                 126
        42                     236                63                 124
        43                     229                64                 122
        44                     222                65                 120
        45                     215                66                 119
        46                     209                67                 118
        47                     203                68                 117
        48                     197                69                 116
        49                     191                70                 115
        50                     185                71                 113
        51                     178                72                 111
        52                     171                73                 109
        53                     164                74                 107
        54                     157           75 through 90           105
        55                     150                91                 104
        56                     146                92                 103
        57                     142                93                 102
        58                     138           94 through 99           101
        59                     134                100                100
        60                     130

--------

*including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

                                    Part II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                             RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.


                      CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2. +

         The prospectus consisting of 79 pages.

         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         Representations.

         The signatures.

         Written consents of the following persons:

               H. James Wilson, Esq. (see Exhibit 3(i) below)
               Rodney J. Chandler, F.S.A., M.A.A.A.
               (see Exhibit 3(ii) below)(to be filed by amendment) Sutherland Asbill & Brennan LLP (see Exhibit 6 below)
                        (to be filed by amendment)
               Independent Auditors (see Exhibit 11 below)
                        (to be filed by amendment)

         The following exhibits:

         1.A.  (1)          January 31, 1983 resolution of the Board of
                             Directors of NEVLICO ***
               (2)          None
               (3) (a)      Distribution Agreement between NEVLICO and
                             NELESCO ****
                 (b)(i)     Form of Contract between NELICO and its
                             General Agents ***

                   (ii)     Form of contract between NEVLICO and its
                              Agents ****

                   (c)      Commission Schedule for Policies +
                   (d)      Form of contract among NES, NELICO and other
                              broker dealers *
               (4)          None

               (5) (a)      Specimen of Policy +
                   (b)      Riders and Endorsements +
                   (c)      Temporary Term Rider
               (6) (a)      Amended and restated Articles of  Incorporation ##
                   (b)      Amended and restated By-Laws of NELICO *
               (7)          None
               (8)          None
               (9)          None

               (10) (a)     Specimens of Application for Policy +
                    (b)     Additional Application for Policy
           2.               See Exhibit 3(i)
           3.(i)            Opinion and Consent of H. James Wilson,
                             Esquire #

             (ii)           Opinion and Consent of Rodney J. Chandler,
                             F.S.A., M.A.A.A. (to be filed by amendment)
           4.               None
           5.               Inapplicable

           6.               Consent of Sutherland Asbill & Brennan LLP
                             (to be filed by amendment)
           7. (i)           Powers of Attorney##

              (ii)          Powers of Attorney of James M. Benson, Robert H.
                            Benmosche and Catherine A. Rein ++
              (iii)         Powers of Attorney for David Rogers and
                             Richard Robinson
           8.               Notice of Withdrawal Right for Policies #
           9.               Inapplicable
          10.               Inapplicable

          11.               Consent of Independent Auditors (to be filed
                             by amendment)
          12.               Schedule for computation of performance
                             quotations ****
          13.               Consolidated memorandum describing certain
                             procedures, filed pursuant to Rule
                             6e-2(b)(12)(ii) and
                             Rule 6e-3(T)(b)(12)(iii) ****
          14.  (i)          Participation Agreement among
                             Variable Insurance Products Fund, Fidelity
                             Distributors Corporation and New England
                             Variable Life Insurance Company ****
               (ii)         Amendment No. 1 to Participation Agreement
                             among Variable Insurance Products Fund,
                             Fidelity Distributors Corporation and New
                             England Variable Life Insurance Company #

               (iii)        Participation Agreement among Variable
                             Insurance Products Fund II, Fidelity
                             Distributors Corporation and New England
                             Variable Life Insurance Company #

          15.               Representations, Description, and Undertaking
                             Pursuant to Rule 6e-3(T)(b)(13)(iii)(F) #

---------

 # Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

* Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No.333-46401, filed February 17, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

**** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

+ Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed April 24, 1998.

++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.




(vul)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 19th day of January, 1999.

                                        New England Variable Life Separate
                                          Account
                                            (Registrant)

                                        By:  New England Life Insurance
                                             Company
                                                 (Depositor)


                                        By:  /s/ H. James Wilson
                                             --------------------------
                                              H. James Wilson
                                              Executive Vice President and
                                              General Counsel

Attest:


/s/ Marie C. Swift
------------------
   Marie C. Swift

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 19th day of January, 1999.


                                      New England Life Insurance Company
(Seal)

Attest:/s/ Marie C. Swift             By:  /s/ H. James Wilson
       -------------------                 -------------------------
          Marie C. Swift                    H. James Wilson
                                           Executive Vice President and
                                           General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on January 19, 1999.


_______*______________                         Chairman, President and
James M. Benson                                Chief Executive Officer

_______*______________                                 Director
Robert H. Benmosche

_______*______________                                 Director
Susan C. Crampton

_______*______________                                 Director
Edward A. Fox

_______*______________                                 Director
George J. Goodman

_______*______________                                 Director
Evelyn E. Handler

_______*______________                                 Director
Philip K. Howard, Esq.

_______*______________                                 Director
Bernard A. Leventhal

_______*______________                                 Director
Thomas J. May

_______*______________                                 Director
Stewart G. Nagler

_______*______________                                 Director
Catherine A. Rein

_______*______________                         Second Vice President and
Richard A. Robinson                             Chief Accounting Officer

_______*______________                        Executive Vice President and
David Y. Rogers                                 Chief Financial Officer

_______*______________                                 Director
Rand N. Stowell

__________*____________                                Director
Alexander B. Trowbridge


                                          By: /s/ Anne M. Goggin
                                              ----------------------
                                               Anne M. Goggin, Esq.
                                                 Attorney-in-fact



* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997 and Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998.

                                  EXHIBIT LIST


                                                              Sequentially
Exhibit Number                      Title                     Numbered Page*



     1.A.5(c)       Temporary Term Rider

     1.A.10(b)      Application for Policy

     7 (iii)        Powers of Attorney for
                    David Y. Rogers and
                    Richard A. Robinson








---------
*  Page numbers inserted on manually-signed copy only.




u:\VUL.ms